UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	December 31, 2016

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Annual Report

DECEMBER 31, 2016

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Expense Examples	12
Portfolio of Investments:
Limited Duration	15
Income Plus	23
European Equity	33
Multi Cap Growth	36
Financial Statements:
Statements of Assets and Liabilities	40
Statements of Operations	41
Statements of Changes in Net Assets	42
Notes to Financial Statements	46
Financial Highlights	80
Report of Independent Registered Public Accounting Firm	84
Results of Special Shareholder Meeting	85
Trustee and Officer Information	86
Federal Tax Notice	92

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited)

Dear Shareholder:

For the global markets, the beginning of 2016 looked very different from the end of the year. The year started with steep declines across risky assets and a flight to perceived "safe-haven" assets, amid concerns about weakening global growth, disinflation, falling oil prices and global monetary policy uncertainty. By year-end, U.S. growth had improved and China's growth had stabilized; inflation expectations were rising, aided by the bottoming of commodity prices and anticipation of reflationary fiscal policy from the new U.S. administration; and the U.S. Fed raised its main policy interest rate and forecasted more increases in 2017. The aforementioned events triggered a rally among equities and a rise in fixed income yields in the second half of the year, despite the surprise outcomes of the U.K.'s Brexit vote and the U.S. presidential election.

Domestic and International Equity Overview

The S&P 500® Index ("S&P 500®"), a broad measure of U.S. equities, gained 11.96% for the year. Only one of the S&P 500®'s 11 sectors posted a negative return: health care, as political pressure weighed on the stocks all year. The energy sector rallied the strongest after oil and other commodity prices stabilized in early 2016 and U.S. economic growth strengthened. The materials and industrials sectors also benefited from this trend, as well as from sentiment that the incoming Trump administration could boost infrastructure spending. Financials stocks also performed well, overcoming losses earlier in the year on hopes of possible deregulation in the U.S. banking industry and a potential tailwind from rising interest rates.

For Europe, 2016 was another challenging year. European equities finished the year with a flat return of -0.40% in the MSCI Europe Index. Growth remained lackluster, banking sector woes resurfaced, and the implications of Brexit and upcoming elections across the Continent in 2017 brought increased political uncertainty. Similar to U.S. equities, for the year, European equities were led by more cyclical areas of the market, while defensive sectors lagged. The U.K.'s referendum on Brexit at the end of June 2016 acted as a turning point for the equity markets: it marked the strongest sector rotation since 2009. In the first half of the year, financials underperformed strongly due to concerns over litigation costs, right issues, margin compression, and mounting non-performing loans. More defensive sectors such as consumer staples outperformed the overall market. Pharmaceutical stocks remained under pressure throughout the year as both the Republican and Democrat presidential candidates pledged to curb drug prices. In the second half of the year, following the Brexit referendum and rising inflation expectations, the market rallied, led by financials, materials and energy stocks, while the consumer staples sector lagged. In addition, an improved economic outlook supported industrials stocks.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

Fixed Income Overview

Over 2016, in core developed markets, yields decreased dramatically in the first three quarters, driven by more bearish economic outlooks, central bank easing, and risk events.i However, yields were jolted up in the fourth quarter as these drivers diminished. Over the year, 10-year U.S. Treasury yields rose 17 basis points, ending the year at 2.44%.ii

Concerns about global growth, monetary policy, the U.K. Brexit referendum, and commodities kept the credit markets volatile during the first three quarters of 2016. The first quarter of 2016 was market by commodity concerns as global commodities sold off and credit market spreads widened as risk premia rose. In the second quarter, the unexpected outcome of the U.K. Brexit referendum resulted in high volatility in the days following its conclusion; however, asset prices quickly recovered as strong technicals supported credit markets and diminished potential spread widening. In the third quarter of 2016, we saw a return to a focus on central bank policy, as the Federal Open Market Committee members' median expectations projected one hike in 2016 at their September meeting. In the fourth quarter of 2016, the surprise election of Donald Trump produced positive momentum in the market, which we anticipate to remain for much of 2017. Expectations for a pro-growth agenda, fiscal spending, tax reform, and potential de-regulation caused the market to trade higher into the end of the year.

Within the securitized sector (as represented by the Bloomberg Barclays U.S. Mortgage Backed Securities Index), for 2016 in its entirety, credit-oriented mortgage-backed securities or MBS performed well and rates-sensitive mortgage sectors underperformed. The best-performing credit sectors were non-agency residential mortgage-backed securities, or RMBS, (especially agency credit risk transfer securities) and residential-related commercial mortgage-backed securities, or CMBS, (particularly multi-family and single-family rentals). Agency MBS generally performed the worst in 2016, with the exception of interest-only agency MBS, which benefited from the higher rates and the resulting slower-than-projected prepayment speeds.

i  Source: Bloomberg L.P. Data as of November 30, 2016.

ii  Source: Bloomberg L.P. Data as of December 31, 2016

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

Limited Duration Portfolio

For the 12-month period ended December 31, 2016, Variable Investment Series — Limited Duration Portfolio Class X shares produced a total return of 5.09%, outperforming the Bloomberg Barclays U.S. Government/Credit Index (1-5 Year) (the "Index"), which returned 1.56%. For the same period, the Portfolio's Class Y shares returned 4.80%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

During calendar year 2016, the Portfolio received monies related to certain nonrecurring litigation settlements. If these monies were not received, any period returns which include these settlement monies would have been lower. For example, the 2016 fiscal year total return would have been 1.81% for Class X Shares as of December 31, 2016. The return on the other Share Class would also have been similarly impacted. These were one-time settlements, and as a result, the impact on the net asset value and consequently the performance will not likely be repeated in the future. Please call 1-800-548-7786 for additional information.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception*
Class X	5.09%	1.94%	0.70%	1.97%
Class Y	4.80%	1.67%	0.46%	1.64%

(1)  Ending value on December 31, 2016 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Bloomberg Barclays U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of May 4, 1999 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

The Portfolio's overweight positions in the securitized sector, namely in non-agency MBS, agency MBS and commercial MBS, as well as overweight positions in the investment-grade and high yield credit sectors, added to relative returns, with much of the relative outperformance coming from the attractive yield offered by these sectors during the reporting period.

However, a small allocation to emerging market debt sovereign bonds detracted from relative performance due to sovereign debt's underperformance relative to U.S. government bonds. Additionally, the Portfolio maintained a slightly longer duration, a measure of interest-rate sensitivity, than the Index using U.S. Treasury futures, which detracted from relative performance as rates rose in the second half of the year.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

Income Plus Portfolio

For the 12-month period ended December 31, 2016, Variable Investment Series — Income Plus Portfolio Class X shares produced a total return of 7.08%, outperforming the Bloomberg Barclays U.S. Corporate Index (the "Index"), which returned 6.11%. For the same period, the Portfolio's Class Y shares returned 6.68%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Despite a challenging macroeconomic environment and increased market volatility, the Portfolio ended the 12-month reporting period with performance above the Index. The biggest contributor to performance was the investment grade segment of the market. Within investment grade, the Portfolio's positioning in the financials sector most positively impacted performance, driven mainly by the banking sub-sector. The Portfolio's industrials positioning also aided performance over the period, with standout results from the communications sub-sector. In contrast, the Portfolio's technology and capital goods positioning detracted from performance over the period.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception*
Class X	7.08%	5.43%	5.87%	6.95%
Class Y	6.68%	5.15%	5.60%	6.06%

(1)  Ending value on December 31, 2016 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Bloomberg Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1987 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

The Portfolio's overweight to the high yield segment of the market was also beneficial to performance, as this asset class performed well during 2016 as yields and spreads declined. In contrast, the Portfolio's overweight to convertible bonds detracted from performance given relative weakness in this sector of the market. The Portfolio's short duration position (or lower interest rate sensitivity) hurt performance over the period. Treasury yields have increased over the 12-month period, as the surprise Trump win in the election caused Treasury yields to increase in the last quarter of 2016 on prospects of pro-growth fiscal stimulus from the new administration. Additionally, the use of derivatives, used to offset other exposures in the Portfolio, detracted from performance over the period.

Investment grade markets experienced volatility intra-year, but spreads performed well during 2016. This was partly helped by strong technicals that mitigated any spread widening throughout the period. The underperformance in January/February 2016 was driven by concerns that weak global aggregate demand, reflected by lower Chinese growth expectations, would lead to a continued fall in commodity prices and higher default rates. The U.S. investment grade market ended the year at 123 basis points, 42 basis points tighter than where we started the year.iii Cyclicality dominated price action in U.S. investment grade credit in 2016, as credits with greater sensitivity to market volatility outperformed those with lower sensitivity, commodity-sensitive sectors outperformed, and credit curves flattened. BBB-rated credit outperformed the broader market, tightening 66 basis points during 2016, while A-rated credit tightened 24 basis points.ii Longer duration credit (that is, bonds more sensitive to interest rate movements) outperformed shorter duration credit (less sensitive to rate movements) during the year. From a sector perspective, energy and materials outperformed as commodity prices rebounded from lows in mid-February 2016. In contrast, consumer staples, financials, and health care lagged the rally, but spreads across these sectors still ended the year tighter.

The new issue market remained robust throughout 2016, as new issue supply volume hit $1.3 trillion, up 2% from 2015's supply.iv Although the first two months of 2016 were volatile for high grade paper, new issue supply was strong in 2016 overall, and primary market performance was positive for the year. However, the pace of issuance slowed, and the performance of new issues was mixed by the end of the fourth quarter. As we saw in the secondary market, overseas investor participation supported primary markets throughout the year, and mitigated much of the periodic spread widening throughout the year.

iii  Source: Bloomberg Barclays. Data as of December 31, 2016.

iv  Source: BAML. Data as of December 31, 2016.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

Overall, we are optimistic about the prospects for U.S. investment grade as we enter 2017with an improved macroeconomic environment, continued supportive technicals, improving fundamentals in key areas of the credit markets, and favorable valuations. We believe that the Portfolio's current construction, with an overweight to investment grade financials, may continue to be advantageous in the coming year, as we believe financials are particularly well positioned to benefit from potential improved U.S. growth, higher yields, and the potential for a reduction in regulatory oversight under a Trump administration. We further believe that the Portfolio's overweight to high yield and convertibles will continue to be favorable as we anticipate positive sentiment in credit markets in 2017.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the 12-month period ended December 31, 2016, Variable Investment Series — European Equity Portfolio Class X shares produced a total return of -2.54%, underperforming the MSCI Europe Index (the "Index"), which returned -0.40%. For the same period, the Portfolio's Class Y shares returned -2.75%. Past performance is no guarantee of future results.

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception*
Class X	-2.54%	4.88%	0.39%	7.48%
Class Y	-2.75%	4.62%	0.15%	1.27%

(1)  Ending value on December 31, 2016 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 1, 1991 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Over the reporting period, the Portfolio benefited from strong stock selection in capital goods, media, health care equipment, insurance, and food, beverage and tobacco. In addition, our underweight allocation in technology hardware positively contributed to the Portfolio's overall performance. Detractors from performance included both our stock selection and overweight allocations in pharmaceuticals and household and personal products. Also dampening performance were underweight allocations in materials and banks, both stock selection and an underweight allocation in consumer durables, and an overweight allocation in telecommunications.

Among the Portfolio's holdings, the largest positive contributors were a U.K.-Dutch oil company and a U.K.-based oil company, a French and a German industrial company, and an Ireland-based building materials company. Detractors included two pharmaceuticals companies (one headquartered in Denmark, the other in Germany), a U.K. telecom company, a French utility company and a U.K. retail bank.

On a country level, our stock selection in Ireland and Sweden, along with our overweight allocation in the Netherlands, positively contributed to the overall performance. However, our stock selection in Denmark, France and the United Kingdom was unfavorable to performance.

We remain optimistic for the prospects of European equities. After many years of uncertainty, it appears the European economy could be in a sweet spot for 2017, with an improving global economic outlook, weak currency, accommodative monetary policy and corporate earnings growth. Furthermore, relative valuations remain attractive, as European equities are trading at a multi-decade low versus U.S. equities.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

Multi Cap Growth Portfolio

For the 12-month period ended December 31, 2016, Variable Investment Series — Multi Cap Growth Portfolio Class X shares produced a total return of -3.41%, underperforming the Russell 3000® Growth Index (the "Index"), which returned 7.39%. For the same period, the Portfolio's Class Y shares returned -3.65%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. In this reporting period, stock selection accounted for nearly all of the Portfolio's relative underperformance.

Stock selection in the information technology ("IT") sector was the largest detractor from relative results, with a global communications platform, a professional social networking site and a cloud-based human resources platform driving the

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception*
Class X	-3.41%	13.44%	9.15%	11.13%
Class Y	-3.65%	13.16%	8.88%	4.71%

(1)  Ending value on December 31, 2016 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of March 9, 1984 for Class X and June 5, 2000 for Class Y.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

underperformance of the Portfolio. The health care sector also fared poorly on weak results from a genetic tools developer and a cloud-based health care services provider. Stock selection in the financials sector hampered performance as well, after a holding in a consumer lending marketplace made a surprise announcement that adversely affected its share price. We reduced the position during the year, due to our assessment of the relative risk/reward profile.

The Portfolio's overweight allocations to the IT and financials sectors were positive contributors to relative returns but the benefit didn't outweigh the losses from unfavorable stock selection in those sectors. An underweight allocation to the consumer staples sector and zero exposure to the real estate sector added marginal gains as well.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ December 31, 2016 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference room of the SEC, 100 F Street, NE, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2016 (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/16 – 12/31/16.

Actual Expenses

The first line of the tables on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables on the following page provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2016 (unaudited) continued

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/16	12/31/16	07/01/16 – 12/31/16
Class X
Actual (0.79% return)	$1,000.00	$1,007.90	$2.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.32	$2.85
Class Y
Actual (0.66% return)	$1,000.00	$1,006.60	$4.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.06	$4.12

  (1)  Expenses are equal to the Portfolio's annualized expense ratios of 0.56% and 0.81% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Portfolio had not received the reimbursement from the custodian, the annualized expense ratios would have been 0.91% and 1.16% for Class X and Class Y shares, respectively.

    Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/16	12/31/16	07/01/16 – 12/31/16
Class X
Actual (-0.36% return)	$1,000.00	$996.40	$2.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.22	$2.95
Class Y
Actual (-0.53% return)	$1,000.00	$994.70	$4.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.96	$4.22

  (1)  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Portfolio had not received the reimbursement from the custodian, the annualized expense ratios would have been 0.68% and 0.93% for Class X and Class Y shares, respectively.

    Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

Morgan Stanley Variable Investment Series

Expense Examples ■ December 31, 2016 (unaudited) continued

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/16	12/31/16	07/01/16 – 12/31/16
Class X
Actual (1.26% return)	$1,000.00	$1,012.60	$5.06
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.11	$5.08
Class Y
Actual (1.20% return)	$1,000.00	$1,012.00	$6.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.85	$6.34

  (1)  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Portfolio had not received the reimbursement from the custodian and had borne all of its expenses, the annualized expense ratios would have been 1.44% and 1.69% for Class X and Class Y shares, respectively.

    Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	07/01/16	12/31/16	07/01/16 – 12/31/16
Class X
Actual (1.68% return)	$1,000.00	$1,016.80	$2.79
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.37	$2.80
Class Y
Actual (1.54% return)	$1,000.00	$1,015.40	$4.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.11	$4.06

  (1)  Expenses are equal to the Portfolio's annualized expense ratios of 0.55% and 0.80% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). If the Portfolio had not received the reimbursement from the custodian and had borne all of its expenses, the annualized expense ratios would have been 0.58% and 0.83% for Class X and Class Y shares, respectively.

    Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period.

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (77.5%)
	Basic Materials (0.6%)
$175	Goldcorp, Inc. (Canada)	2.125%	03/15/18	$174,970
	Communications (7.9%)
150	Amazon.com, Inc.	2.60	12/05/19	153,059
400	AT&T, Inc.	2.45	06/30/20	397,543
225	Baidu, Inc. (China)	3.25	08/06/18	228,980
200	CBS Corp.	2.30	08/15/19	200,788
225	Orange SA (France)	2.75	02/06/19	228,093
175	Scripps Networks Interactive, Inc.	2.75	11/15/19	177,600
125	Thomson Reuters Corp. (Canada)	1.30	02/23/17	125,009
50	Thomson Reuters Corp. (Canada)	1.65	09/29/17	50,065
175	Time Warner Cable, Inc.	6.75	07/01/18	186,900
225	Verizon Communications, Inc.	2.55	06/17/19	228,306
225	Viacom, Inc.	2.50	09/01/18	225,766
				2,202,109
	Consumer Discretionary (0.7%)
200	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36	03/20/23	200,874
	Consumer, Cyclical (7.1%)
175	American Honda Finance Corp., MTN (Japan)	2.45	09/24/20	175,998
175	CVS Health Corp.	2.125	06/01/21	171,774
250	Daimler Finance North America LLC (Germany) (a)	2.375	08/01/18	251,940
175	Hyundai Capital America (Korea, Republic of) (a)	2.00	03/19/18	175,020
100	Hyundai Capital America (Korea, Republic of) (a)	2.60	03/19/20	99,377
175	McDonald's Corp., MTN	2.20	05/26/20	175,186
240	Nissan Motor Acceptance Corp. (Japan) (a)	2.65	09/26/18	242,530
175	Southwest Airlines Co.	2.75	11/06/19	178,325
150	Toyota Motor Credit Corp., MTN (Japan)	1.70	02/19/19	149,573
200	Volkswagen Group of America Finance LLC (Germany) (a)	2.40	05/22/20	198,081
160	Walgreens Boots Alliance, Inc.	1.75	05/30/18	160,215
				1,978,019
	Consumer, Non-Cyclical (16.4%)
140	Abbott Laboratories	2.35	11/22/19	140,262
175	AbbVie, Inc.	2.50	05/14/20	175,186
280	Actavis Funding SCS	3.00	03/12/20	284,091
200	Anheuser-Busch InBev Finance, Inc. (Belgium)	2.65	02/01/21	201,338
150	AstraZeneca PLC (United Kingdom)	1.75	11/16/18	150,309

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$150	BAT International Finance PLC (United Kingdom) (a)	2.75%		06/15/20	$150,876
175	Baxalta, Inc.	2.875		06/23/20	175,100
200	Bayer US Finance LLC (a)	2.375		10/08/19	200,434
100	Becton Dickinson and Co.	2.675		12/15/19	101,533
175	Biogen, Inc.	2.90		09/15/20	177,386
175	Celgene Corp.	2.875		08/15/20	177,156
250	Cooperatieve Rabobank UA, Series BKTN (Netherlands)	1.375		08/09/19	246,145
200	Danone SA (France) (a)	1.691		10/30/19	197,631
175	EMD Finance LLC (Germany) (a)	2.40		03/19/20	174,099
100	Estee Lauder Cos., Inc. (The)	1.70		05/10/21	97,523
210	Experian Finance PLC (United Kingdom) (a)	2.375		06/15/17	210,809
175	Gilead Sciences, Inc.	2.55		09/01/20	176,937
75	JM Smucker Co. (The)	2.50		03/15/20	75,414
150	Kroger Co. (The)	2.30		01/15/19	151,002
50	Mead Johnson Nutrition Co.	3.00		11/15/20	50,672
175	Medtronic, Inc.	2.50		03/15/20	177,040
150	Molson Coors Brewing Co.	1.45		07/15/19	147,879
175	Reynolds American, Inc.	2.30		06/12/18	176,171
300	Synchrony Financial	3.00		08/15/19	304,072
75	Teva Pharmaceutical Finance Netherlands III BV (Israel)	1.40		07/20/18	74,417
250	Tyson Foods, Inc.	2.65		08/15/19	252,537
150	UnitedHealth Group, Inc.	2.70		07/15/20	152,333
					4,598,352
	Diversified (1.4%)
200	Hutchison Whampoa International 14 Ltd. (Hong Kong) (a)	1.625		10/31/17	199,655
200	LVMH Moet Hennessy Louis Vuitton SE (France) (a)	1.625		06/29/17	200,229
					399,884
	Energy (2.5%)
50	Enbridge, Inc. (Canada)	1.384	(b)	06/02/17	50,008
175	Energy Transfer Partners LP	2.50		06/15/18	175,703
125	Enterprise Products Operating LLC	2.55		10/15/19	126,357
150	Exxon Mobil Corp.	2.222		03/01/21	150,431
200	Kinder Morgan, Inc.	3.05		12/01/19	203,008
					705,507

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Finance (30.6%)
$230	ABN Amro Bank N.V. (Netherlands) (a)	2.50%	10/30/18	$231,976
150	Air Lease Corp.	2.125	01/15/20	147,869
225	American Express Credit Corp., Series G	2.25	08/15/19	226,338
280	Bank of America Corp., MTN	2.625	10/19/20	280,411
150	Bank of New York Mellon Corp. (The), MTN	2.45	11/27/20	150,138
210	BNP Paribas SA, MTN (France)	2.70	08/20/18	212,783
260	BNZ International Funding Ltd. (New Zealand) (a)	2.35	03/04/19	261,010
275	BPCE SA, MTN (France)	2.25	01/27/20	273,164
110	Canadian Imperial Bank of Commerce (Canada)	1.55	01/23/18	110,020
175	Capital One Financial Corp.	2.45	04/24/19	176,203
150	Citigroup, Inc.	2.05	12/07/18	150,054
250	Commonwealth Bank of Australia (Australia)	2.50	09/20/18	252,948
250	Compass Bank	1.85	09/29/17	249,477
115	Cooperatieve Rabobank UA, Series G (Netherlands)	3.375	01/19/17	115,106
250	Credit Agricole SA (France) (a)	2.125	04/17/18	250,533
250	Credit Suisse AG, Series G (Switzerland)	2.30	05/28/19	250,699
200	Danske Bank A/S (Denmark) (a)	1.65	09/06/19	197,145
225	DBS Group Holdings Ltd. (Singapore) (a)	2.246	07/16/19	226,451
250	Discover Bank	2.00	02/21/18	250,024
175	ERP Operating LP	2.375	07/01/19	176,482
275	Ford Motor Credit Co., LLC	5.00	05/15/18	285,883
175	Goldman Sachs Group, Inc. (The)	2.35	11/15/21	170,217
220	HSBC USA, Inc.	2.25	06/23/19	220,197
200	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	202,709
100	Jackson National Life Global Funding (a)	1.875	10/15/18	100,233
50	JPMorgan Chase & Co., MTN	2.295	08/15/21	49,106
200	LeasePlan Corp. N.V. (Netherlands) (a)	2.875	01/22/19	200,035
200	Lloyds Banking Group PLC (United Kingdom)	3.10	07/06/21	202,900
201	Macquarie Bank Ltd. (Australia)(a)	2.60	06/24/19	202,473
150	Metropolitan Life Global Funding I (See Note 8) (a)	1.35	09/14/18	149,078
175	Metropolitan Life Global Funding I (See Note 8) (a)	2.00	04/14/20	173,112
230	Mizuho Bank Ltd. (Japan)(a)	1.85	03/21/18	229,640
125	New York Life Global Funding (a)	1.55	11/02/18	124,676
150	Protective Life Global Funding (a)	1.722	04/15/19	148,850
150	Protective Life Global Funding (a)	2.70	11/25/20	150,301
200	QBE Insurance Group Ltd. (Australia) (a)	2.40	05/01/18	200,359
200	Santander Holdings USA, Inc.	2.70	05/24/19	199,963
200	Skandinaviska Enskilda Banken AB (Sweden) (a)	1.75	03/19/18	199,746
300	Standard Chartered PLC (United Kingdom) (a)	1.50	09/08/17	299,089

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$260	Sumitomo Mitsui Banking Corp. (Japan)	2.45%		01/10/19	$261,500
300	UBS AG, MTN (Switzerland)	2.375		08/14/19	301,567
200	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia)(a)	2.70		09/17/19	202,417
120	Wells Fargo & Co.	2.15		01/15/19	120,696
					8,583,578
	Industrials (2.6%)
50	Harris Corp.	2.70		04/27/20	49,984
115	Ingersoll-Rand Global Holding Co., Ltd.	2.875		01/15/19	117,117
75	Lockheed Martin Corp.	2.50		11/23/20	75,702
50	Ryder System, Inc., MTN	2.65		03/02/20	50,331
250	Siemens Financieringsmaatschappij N.V. (Germany) (a)	2.15		05/27/20	248,604
175	Union Pacific Corp.	2.25		06/19/20	175,476
					717,214
	Technology (2.1%)
175	Intel Corp.	2.45		07/29/20	177,558
125	Lam Research Corp.	2.80		06/15/21	124,456
300	TSMC Global Ltd. (Taiwan) (a)	1.625		04/03/18	298,944
					600,958
	Utilities (5.6%)
275	Dominion Gas Holdings LLC	2.50		12/15/19	278,216
75	DTE Energy Co.	1.50		10/01/19	73,803
100	Duke Energy Corp.	1.80		09/01/21	96,437
225	Engie SA (France) (a)	1.625		10/10/17	225,073
175	Eversource Energy	1.45		05/01/18	174,481
200	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	202,440
175	Sempra Energy	2.40		03/15/20	174,875
250	Southern Co. (The)	2.15		09/01/19	250,191
100	Xcel Energy, Inc.	1.20		06/01/17	99,915
					1,575,431
	Total Corporate Bonds (Cost $21,664,863)				21,736,896
	Asset-Backed Securities (9.7%)
100	AMSR Trust (a)	2.136	(b)	11/17/33	100,136
1	CAM Mortgage LLC (a)	3.50		07/15/64	1,064
125	Colony American Homes (a)	2.136	(b)	05/17/31	125,283
381	Ford Credit Auto Owner Trust (a)	2.26		11/15/25	384,453

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Green Tree Agency Advance Funding Trust I
$125	(a)	2.38%		10/15/48	$124,140
100	(a)	3.095		10/15/48	100,125
206	Invitation Homes Trust (a)	3.486	(b)	08/17/32	206,716
	Nationstar HECM Loan Trust
66	(a)	2.239		06/25/26	66,455
62	(a)	2.883		11/25/25	61,734
55	(a)	2.981		02/25/26	55,213
163	North Carolina State Education Assistance Authority	1.682	(b)	07/25/25	162,058
117	NRZ Excess Spread-Collateralized Notes (a)	5.683		07/25/21	117,366
45	Panhandle-Plains Higher Education Authority, Inc.	1.796	(b)	07/01/24	45,401
97	PRPM LLC (a)	4.00		09/27/21	96,842
82	RMAT LLC (a)	4.826		06/25/35	81,876
	SPS Servicer Advance Receivables Trust
100	(a)	2.53		11/16/48	99,732
113	(a)	2.92		07/15/47	113,090
110	Verizon Owner Trust (a)	1.68		05/20/21	109,616
88	VOLT NPL X LLC (a)	4.75		10/26/54	86,730
100	VOLT XIX LLC (a)	5.00		04/25/55	98,424
100	VOLT XXII LLC (a)	4.25		02/25/55	98,094
100	VOLT XXX LLC (a)	4.75		10/25/57	97,923
100	VOLT XXXI LLC (a)	4.50		02/25/55	97,716
198	VOLT XXXIII LLC (a)	4.25		03/25/55	192,768
	Total Asset-Backed Securities (Cost $2,715,713)				2,722,955
	Mortgages - Other (5.1%)
76	CHL Mortgage Pass-Through Trust	5.50		05/25/34	77,608
	Fannie Mae Connecticut Avenue Securities
6		1.906	(b)	05/25/25	6,044
36		2.056	(b)	04/25/29	35,815
71		2.956	(b)	10/25/28	72,061
	Freddie Mac Structured Agency Credit Risk Debt Notes
146		1.656	(b)	10/25/27	145,697
48		1.756	(b)	02/25/24	48,275
177		2.006	(b)	10/25/28	177,603
194		2.506	(b)	09/25/28	194,912
79	JP Morgan Mortgage Trust	3.185	(b)	07/25/35	78,215
135	Merrill Lynch Mortgage Investors Trust	2.812	(b)	12/25/34	135,051

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$320	New Residential Mortgage Loan Trust (a)	3.75	(b) %	11/26/35 - 08/25/55	$330,123
142	Sequoia Mortgage Trust	1.359	(b)	08/20/34	134,255
	Total Mortgages - Other (Cost $1,435,883)				1,435,659
	Commercial Mortgage-Backed Securities (3.2%)
187	BLCP Hotel Trust (a)	1.654	(b)	08/15/29	187,128
158	CDGJ Commercial Mortgage Trust (a)	2.104	(b)	12/15/27	159,009
88	Citigroup Commercial Mortgage Trust (a)	2.11		01/12/30	88,349
94	Cosmopolitan Hotel Trust (a)	2.104	(b)	11/15/33	94,594
100	Hudsons Bay Simon JV Trust (a)	2.215	(b)	08/05/34	100,209
62	JP Morgan Chase Commercial Mortgage Securities Trust (a)	1.70	(b)	07/15/31	62,230
103	TRU Trust (a)	2.454	(b)	11/15/30	102,689
98	Velocity Commercial Capital Loan Trust	2.392	(b)	10/25/46	98,411
	Total Commercial Mortgage-Backed Securities (Cost $893,179)				892,619
	Collateralized Mortgage Obligations - Agency Collateral Series (1.0%)
117	Federal Home Loan Mortgage Corporation, REMIC	7.50		09/15/29	133,906
	Government National Mortgage Association,
	IO
234		5.491	(b)	03/20/43	41,546
294		5.761	(b)	05/20/40	59,225
	IO PAC
399		5.411	(b)	10/20/41	42,560
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $209,494)				277,237
	Sovereign (0.9%)
245	Korea Development Bank (The) (Korea, Republic of) (Cost $242,428)	1.50		01/22/18	244,252
	Agency Fixed Rate Mortgages (0.3%)
	Federal National Mortgage Association, Conventional Pools:
54		6.50		01/01/32	61,896
28		7.00		12/01/31 - 06/01/32	28,195
	Total Agency Fixed Rate Mortgages (Cost $85,907)				90,091

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (1.9%)
	U.S. Treasury Security (0.2%)
$51	U.S. Treasury Bill (c)(d) (Cost $50,954)	0.406%	03/23/17	$50,945
NUMBER OF SHARES (000)
	Investment Company (1.7%)
	480Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $479,800)			479,800
	Total Short-Term Investments (Cost $530,754)			530,745
	Total Investments (Cost $27,778,221) (e)(f)		99.6%	27,930,454
	Other Assets in Excess of Liabilities		0.4	116,330
	Net Assets		100.0%	$28,046,784

  IO  Interest Only.

  MTN  Medium Term Note.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

  (c)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

  (d)  Rate shown is the yield to maturity at December 31, 2016.

  (e)  Securities are available for collateral in connection with purchase of open futures contracts.

  (f)  At December 31, 2016, the aggregate cost for federal income tax purposes is $27,811,672. The aggregate gross unrealized appreciation is $221,259 and the aggregate gross unrealized depreciation is $102,477 resulting in net unrealized appreciation of $118,782.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ December 31, 2016 (continued)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2016:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
42	Long	U.S. Treasury 5 yr. Note, Mar-17	$4,941,890	$(5,062)
3	Long	U.S. Treasury Long Bond, Mar-17	451,969	(469)
1	Short	U.S. Treasury 2 yr. Note, Mar-17	(216,687)	(156)
2	Short	U.S. Treasury 10 yr. Ultra Long Bond, Mar-17	(268,125)	687
2	Short	U.S. Treasury Ultra Bond, Mar-17	(320,500)	750
Net Unrealized Depreciation				$(4,250)

LONG TERM CREDIT ANALYSIS+ (unaudited)

AAA	12.0%
AA	12.5
A	40.8
BBB	29.2
BB	0.0
B or Below	0.0
Not Rated	5.5
	100.0	%++

+  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

++  Does not include open long/short futures contracts with an underlying face amount of $6,199,171 with net unrealized depreciation of $4,250.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (93.3%)
	Basic Materials (3.5%)
$350	Air Liquide Finance SA (France) (a)	2.25%	09/27/23	$333,871
240	BHP Billiton Finance USA Ltd. (Australia)	3.85	09/30/23	254,228
225	BHP Billiton Finance USA Ltd. (Australia)	5.00	09/30/43	251,895
375	Eastman Chemical Co.	3.80	03/15/25	378,828
390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	397,800
175	Goldcorp, Inc. (Canada)	5.45	06/09/44	172,258
450	International Paper Co.	3.00	02/15/27	425,460
300	LyondellBasell Industries N.V.	4.625	02/26/55	279,971
470	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	476,463
200	Southern Copper Corp. (Mexico)	5.25	11/08/42	184,230
315	Southern Copper Corp. (Mexico)	7.50	07/27/35	365,722
220	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	217,800
				3,738,526
	Communications (12.2%)
325	21st Century Fox America, Inc.	4.75	09/15/44	326,109
700	Alibaba Group Holding Ltd. (China)	2.50	11/28/19	703,665
175	Amazon.com, Inc.	4.95	12/05/44	200,384
1,176	AT&T, Inc.	4.50	03/09/48	1,060,925
525	Baidu, Inc. (China)	2.75	06/09/19	532,978
200	Baidu, Inc. (China)	3.25	08/06/18	203,538
100	CBS Corp.	4.60	01/15/45	96,616
150	CBS Corp.	4.90	08/15/44	150,711
750	Charter Communications Operating LLC / Charter Communications Operating Capital	4.908	07/23/25	791,797
275	Charter Communications Operating LLC / Charter Communications Operating Capital	6.484	10/23/45	319,031
800	Cisco Systems, Inc.	1.85	09/20/21	781,297
470	Comcast Corp.	6.40	05/15/38	602,990
275	CSC Holdings LLC (a)	5.50	04/15/27	279,125
251	Ctrip.com International Ltd. (China)	1.25	10/15/18	291,160
275	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	405,187
340	Empresa Nacional de Telecomunicaciones SA (Chile) (a)	4.75	08/01/26	333,741
425	NBC Universal Media LLC	5.95	04/01/41	524,735
175	Netflix, Inc. (a)	4.375	11/15/26	169,969
225	Omnicom Group, Inc.	3.60	04/15/26	223,112
350	Omnicom Group, Inc.	3.625	05/01/22	359,887
93	Omnicom Group, Inc.	3.65	11/01/24	93,694
900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25	02/21/23	884,250
200	Orange SA (France)	9.00	03/01/31	301,398

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$300	Priceline Group, Inc. (The)	0.90%		09/15/21	$317,625
330	Telefonica Europe BV (Spain)	8.25		09/15/30	434,268
255	Telstra Corp., Ltd. (Australia) (a)	3.125		04/07/25	252,165
375	Time Warner, Inc.	3.80		02/15/27	373,647
225	Time Warner, Inc.	4.85		07/15/45	226,106
1,190	Verizon Communications, Inc.	4.672		03/15/55	1,122,342
200	Viacom, Inc.	5.85		09/01/43	196,653
200	Vodafone Group PLC (United Kingdom)	4.375		02/19/43	177,614
226	Yahoo!, Inc.	0.00	(b)	12/01/18	224,446
					12,961,165
	Consumer Discretionary (0.8%)
825	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36		03/20/23	828,605
	Consumer, Cyclical (6.4%)
361	American Airlines Pass-Through Trust	4.00		07/15/15	372,753
150	Aramark Services, Inc. (a)	4.75		06/01/26	148,875
578	British Airways Pass-Through Trust (United Kingdom) (a)	4.625		06/20/24	615,563
325	Dollar General Corp.	3.25		04/15/23	321,170
175	Ford Motor Co.	4.75		01/15/43	166,752
300	Ford Motor Credit Co., LLC	3.096		05/04/23	290,128
300	General Motors Co.	6.60		04/01/36	343,868
168	Hanesbrands, Inc. (a)	4.875		05/15/26	165,060
200	Home Depot, Inc.	3.35		09/15/25	205,337
175	Home Depot, Inc.	5.875		12/16/36	221,509
400	Lowe's Cos., Inc.	2.50		04/15/26	380,332
300	McDonald's Corp., MTN	4.60		05/26/45	310,997
400	Newell Brands, Inc.	3.85		04/01/23	415,484
475	Restoration Hardware Holdings, Inc. (a)	0.00	(b)	06/15/19	407,609
336	Tesla Motors, Inc.	1.25		03/01/21	292,530
275	Under Armour, Inc.	3.25		06/15/26	260,237
789	United Airlines Pass-Through Trust, Class A	4.30		08/15/25	814,055
375	Volkswagen Group of America Finance LLC (Germany) (a)	2.40		05/22/20	371,401
125	Wal-Mart Stores, Inc.	5.25		09/01/35	149,784
200	Walgreens Boots Alliance, Inc.	3.45		06/01/26	196,711
350	ZF North America Capital, Inc. (Germany) (a)	4.50		04/29/22	362,250
					6,812,405
	Consumer, Non-Cyclical (14.8%)
450	Abbott Laboratories	3.40		11/30/23	448,993
450	AbbVie, Inc.	3.20		05/14/26	428,996
175	AbbVie, Inc.	4.70		05/14/45	172,363

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$200	Actavis Funding SCS	4.75%		03/15/45	$197,101
140	Altria Group, Inc.	5.375		01/31/44	162,329
272	Amgen, Inc. (a)	4.663		06/15/51	262,518
400	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.65		02/01/26	406,838
525	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.70		02/01/24	543,539
600	Anheuser-Busch InBev Finance, Inc. (Belgium)	4.90		02/01/46	651,094
325	AstraZeneca PLC (United Kingdom)	6.45		09/15/37	421,241
150	Automatic Data Processing, Inc.	3.375		09/15/25	153,982
125	Baxalta, Inc.	5.25		06/23/45	133,728
350	Boston Scientific Corp.	3.85		05/15/25	351,312
260	BRF SA (Brazil) (a)	3.95		05/22/23	248,820
250	Cencosud SA (Chile) (a)	6.625		02/12/45	241,566
575	Danone SA (France) (a)	1.691		10/30/19	568,190
312	EMD Finance LLC (Germany) (a)	3.25		03/19/25	305,543
275	Express Scripts Holding Co.	4.50		02/25/26	283,622
75	Gilead Sciences, Inc.	4.50		02/01/45	75,115
225	Gilead Sciences, Inc.	4.80		04/01/44	234,166
250	GlaxoSmithKline Capital, Inc. (United Kingdom)	6.375		05/15/38	329,452
275	Grupo Bimbo SAB de CV (Mexico) (a)	3.875		06/27/24	274,467
316	Illumina, Inc.	0.00	(b)	06/15/19	303,163
300	Kraft Heinz Foods Co.	4.375		06/01/46	283,429
300	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)	5.50		04/15/25	270,000
300	Mead Johnson Nutrition Co.	3.00		11/15/20	304,034
375	Medtronic, Inc.	4.625		03/15/45	406,518
450	Mylan N.V. (a)	3.95		06/15/26	421,947
325	Novartis Capital Corp. (Switzerland)	4.40		05/06/44	351,350
350	PepsiCo, Inc.	3.60		03/01/24	365,377
650	Pfizer, Inc.	3.00		12/15/26	642,502
200	Philip Morris International, Inc.	4.50		03/20/42	204,548
800	Sigma Alimentos SA de CV (Mexico) (a)	5.625		04/14/18	832,000
525	Synchrony Financial	3.00		08/15/19	532,126
325	Teva Pharmaceutical Finance Netherlands III BV (Israel)	3.15		10/01/26	300,243
325	Thermo Fisher Scientific, Inc.	2.95		09/19/26	307,520
175	Transurban Finance Co., Pty Ltd. (Australia) (a)	3.375		03/22/27	165,707
300	Transurban Finance Co., Pty Ltd. (Australia) (a)	4.125		02/02/26	305,928
200	Tyson Foods, Inc.	4.875		08/15/34	204,399
750	UnitedHealth Group, Inc.	2.875		03/15/23	753,212
525	UnitedHealth Group, Inc.	3.75		07/15/25	544,092
300	Whole Foods Market, Inc.	5.20		12/03/25	318,203
930	WM Wrigley Jr. Co. (a)	2.90		10/21/19	946,854
					15,658,127

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Diversified (0.2%)
$200	Alfa SAB de CV (Mexico) (a)5.25%03/25/24			$205,000
	Energy (8.0%)
500	Anadarko Petroleum Corp.	6.45	09/15/36	596,849
675	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	674,090
200	BG Energy Capital PLC (United Kingdom) (a)	5.125	10/15/41	218,092
500	BP Capital Markets PLC (United Kingdom)	3.119	05/04/26	488,922
675	Buckeye Partners LP	4.15	07/01/23	683,961
400	Cimarex Energy Co.	5.875	05/01/22	415,826
151	DCP Midstream LLC (a)	5.35	03/15/20	157,418
425	Enable Midstream Partners LP	3.90	05/15/24	403,768
250	Endeavor Energy Resources LP/EER Finance, Inc. (a)	7.00	08/15/21	261,250
250	Ensco PLC	5.75	10/01/44	182,500
600	Enterprise Products Operating LLC	5.95	02/01/41	679,615
250	Exxon Mobil Corp.	4.114	03/01/46	256,719
130	Hess Corp.	6.00	01/15/40	134,528
220	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.75	10/01/25	223,850
75	Kinder Morgan, Inc.	4.30	06/01/25	77,350
250	Kinder Morgan, Inc.	5.55	06/01/45	263,896
300	Kinder Morgan, Inc. (a)	5.625	11/15/23	329,741
325	MPLX LP	4.00	02/15/25	316,442
200	Noble Energy, Inc.	5.05	11/15/44	201,332
100	Occidental Petroleum Corp.	4.40	04/15/46	102,014
100	Phillips 66 Partners LP	4.68	02/15/45	93,200
325	Spectra Energy Capital LLC	7.50	09/15/38	394,618
275	TransCanada PipeLines Ltd. (Canada)	7.625	01/15/39	394,442
475	Williams Partners LP/ACMP Finance Corp.	4.875	05/15/23	484,298
450	Woodside Finance Ltd. (Australia) (a)	3.70	09/15/26	440,941
				8,475,662
	Finance (31.7%)
390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00	06/15/21	412,134
600	ABN Amro Bank N.V. (Netherlands) (a)	4.75	07/28/25	609,335
420	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands)	3.75	05/15/19	428,925
250	Air Lease Corp.	3.375	06/01/21	253,722
275	Alexandria Real Estate Equities, Inc.	3.95	01/15/27	274,347
325	American Campus Communities Operating Partnership LP	3.75	04/15/23	328,342
125	American International Group, Inc.	4.50	07/16/44	123,742
375	American International Group, Inc.	4.875	06/01/22	410,280
350	AvalonBay Communities, Inc., Series G	2.95	05/11/26	334,516
205	Bank of America Corp.	7.75	05/14/38	283,094

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$325	Bank of America Corp., MTN	2.151%		11/09/20	$321,069
845	Bank of America Corp., MTN	4.00		04/01/24	872,847
150	Bank of America Corp., MTN	5.00		01/21/44	164,895
750	Bank of America Corp., Series G	3.50		04/19/26	741,460
800	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	865,600
475	BNP Paribas SA (France) (a)	4.375		05/12/26	469,347
400	Boston Properties LP	3.65		02/01/26	395,763
625	BPCE SA (France) (a)	5.15		07/21/24	636,366
450	Brixmor Operating Partnership LP	4.125		06/15/26	449,510
400	Brookfield Finance, Inc. (Canada)	4.25		06/02/26	396,962
936	Capital One Bank USA NA	3.375		02/15/23	928,483
170	Citigroup, Inc.	6.675		09/13/43	216,229
425	Citigroup, Inc.	8.125		07/15/39	633,488
375	CNA Financial Corp.	7.35		11/15/19	425,853
1,175	Cooperatieve Rabobank UA (Netherlands)	3.95		11/09/22	1,210,317
625	Credit Suisse Group Funding Guernsey Ltd. (Switzerland)	4.55		04/17/26	650,337
300	Crown Castle International Corp.	4.45		02/15/26	310,945
150	CubeSmart LP	3.125		09/01/26	141,656
425	Discover Bank	7.00		04/15/20	472,259
715	Discover Financial Services	3.85		11/21/22	726,842
300	Discover Financial Services	3.95		11/06/24	297,815
300	Extra Space Storage LP (a)	3.125		10/01/35	320,625
450	Five Corners Funding Trust (a)	4.419		11/15/23	476,453
400	Ford Motor Credit Co., LLC	5.875		08/02/21	442,194
750	GE Capital International Funding Co.	4.418		11/15/35	787,450
375	Goldman Sachs Group, Inc. (The)	6.25		02/01/41	466,421
900	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,114,731
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,074,647
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	400,010
410	HSBC Finance Corp.	6.676		01/15/21	461,268
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	871,993
400	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	440,132
200	ING Groep N.V. (Netherlands)	6.00	(c)	04/16/20(d)	195,500
300	Intesa Sanpaolo SpA (Italy)	3.875		01/16/18	304,064
250	Intesa Sanpaolo SpA (Italy) (a)	5.71		01/15/26	238,982
650	JPMorgan Chase & Co.	2.95		10/01/26	621,195
550	JPMorgan Chase & Co.	3.20		06/15/26	538,966
155	JPMorgan Chase & Co.	4.95		06/01/45	165,665
575	LeasePlan Corp. N.V. (Netherlands) (a)	2.875		01/22/19	575,102
200	Liberty Mutual Group, Inc. (a)	4.85		08/01/44	197,981
275	Lincoln National Corp.	7.00		06/15/40	348,313

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$475	Lloyds Banking Group PLC (United Kingdom)	3.10%		07/06/21	$481,888
125	Massachusetts Mutual Life Insurance Co. (a)	4.50		04/15/65	114,970
500	MetLife, Inc. (See Note 8)	5.70		06/15/35	589,376
675	Prudential Financial, Inc.	5.625	(c)	06/15/43	702,000
135	Prudential Financial, Inc., MTN	6.625		12/01/37	172,151
575	Realty Income Corp.	3.25		10/15/22	580,372
575	Royal Bank of Scotland Group PLC (United Kingdom)	3.875		09/12/23	552,949
550	Santander UK Group Holdings PLC (United Kingdom)	3.125		01/08/21	550,275
325	Santander UK PLC (United Kingdom) (a)	5.00		11/07/23	331,735
600	Skandinaviska Enskilda Banken AB (Sweden) (a)	2.625		11/17/20	601,415
300	Standard Chartered PLC (United Kingdom) (a)	2.10		08/19/19	296,760
350	TD Ameritrade Holding Corp.	3.625		04/01/25	355,688
175	Teva Pharmaceutical Finance Netherlands III BV (Israel)	4.10		10/01/46	150,553
475	Toronto-Dominion Bank (The) (Canada)	3.625	(c)	09/15/31	464,779
425	Visa, Inc.	4.30		12/14/45	449,717
325	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia) (a)	3.25		10/05/20	330,810
575	Weingarten Realty Investors	3.375		10/15/22	574,096
1,125	Wells Fargo & Co.	3.00		10/23/26	1,072,793
450	Wells Fargo & Co., MTN	4.10		06/03/26	456,467
					33,656,966
	Industrials (3.4%)
500	Brambles USA, Inc. (Australia) (a)	4.125		10/23/25	509,951
375	Burlington Northern Santa Fe LLC	4.55		09/01/44	399,670
330	CEVA Group PLC (United Kingdom) (a)	7.00		03/01/21	267,300
480	CRH America, Inc. (Ireland)	8.125		07/15/18	525,246
175	Harris Corp.	4.854		04/27/35	184,415
510	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	545,040
225	Johnson Controls International PLC	3.90		02/14/26	232,186
425	Lockheed Martin Corp.	3.55		01/15/26	435,044
235	MasTec, Inc.	4.875		03/15/23	230,887
300	Siemens Financieringsmaatschappij N.V. (Germany) (a)	2.35		10/15/26	278,041
					3,607,780
	Technology (2.4%)
1,150	Apple, Inc.	2.45		08/04/26	1,080,694
375	Citrix Systems, Inc.	0.50		04/15/19	435,938
200	Diamond 1 Finance Corp./Diamond 2 Finance Corp. (a)	8.10		07/15/36	238,537
107	Hanesbrands, Inc. (a)	4.625		05/15/24	104,325

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$350	Microsoft Corp.	4.45%		11/03/45	$373,817
264	Nuance Communications, Inc.	2.75		11/01/31	266,475
					2,499,786
	Utilities (9.9%)
400	Alabama Power Co.	3.75		03/01/45	378,908
475	Appalachian Power Co.	3.40		06/01/25	481,896
425	Baltimore Gas & Electric Co.	2.40		08/15/26	397,319
175	Black Hills Corp.	3.15		01/15/27	167,820
525	Boston Gas Co. (a)	4.487		02/15/42	538,049
495	CMS Energy Corp.	5.05		03/15/22	542,859
280	CMS Energy Corp.	6.25		02/01/20	309,940
275	Duke Energy Carolinas LLC	3.75		06/01/45	262,452
275	Duke Energy Corp.	2.65		09/01/26	257,204
330	EDP Finance BV (Portugal) (a)	5.25		01/14/21	349,388
225	Enel Finance International N.V. (Italy) (a)	6.00		10/07/39	252,179
210	Enel SpA (Italy) (a)	8.75	(c)	09/24/73	239,400
300	Entergy Arkansas, Inc.	3.50		04/01/26	306,066
150	Entergy Louisiana LLC	3.05		06/01/31	142,267
700	Exelon Generation Co., LLC	4.00		10/01/20	728,082
191	Fermaca Enterprises S de RL de CV (Mexico) (a)	6.375		03/30/38	188,835
300	Fortis, Inc. (Canada) (a)	2.10		10/04/21	290,279
200	GNL Quintero SA (Chile) (a)	4.634		07/31/29	197,500
275	Oncor Electric Delivery Co., LLC	2.95		04/01/25	272,828
325	Origin Energy Finance Ltd. (Australia) (a)	3.50		10/09/18	328,965
590	Puget Energy, Inc.	6.50		12/15/20	665,745
675	Sempra Energy	2.40		03/15/20	674,519
250	South Carolina Electric & Gas Co.	4.50		06/01/64	247,165
525	Trans-Allegheny Interstate Line Co. (a)	3.85		06/01/25	532,767
796	TransAlta Corp. (Canada)	4.50		11/15/22	783,262
475	Virginia Electric & Power Co., Series B	4.20		05/15/45	485,343
250	WEC Energy Group, Inc.	3.55		06/15/25	255,234
250	Xcel Energy, Inc.	3.30		06/01/25	250,501
					10,526,772
	Total Corporate Bonds (Cost $97,544,760)				98,970,794
	Asset-Backed Securities (1.0%)
	CVS Pass-Through Trust
824		6.036		12/10/28	924,925
99	(a)	8.353		07/10/31	128,381
	Total Asset-Backed Securities (Cost $923,655)				1,053,306

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (0.7%)
$166	FMG Resources August 2006 Pty Ltd., Term B (Australia)	3.75%	06/30/19	$166,256
292	Gates Global, Inc., Term B	4.25	07/05/21	292,566
272	Navistar International Corp., Term B	6.50	08/17/17	276,062
	Total Variable Rate Senior Loan Interests (Cost $706,587)			734,884
	Sovereign (0.5%)
550	Sinopec Group Overseas Development 2015 Ltd. (China) (a) (Cost $548,460)	2.50	04/28/20	546,786
	Short-Term Investments (3.1%)
	U.S. Treasury Security (0.8%)
889	U.S. Treasury Bill (e)(f) (Cost $888,190)	0.406	03/23/17	888,037
NUMBER OF SHARES (000)
	Investment Company (2.3%)
	2,417Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $2,416,859)			2,416,859
	Total Short-Term Investments (Cost $3,305,049)			3,304,896
	Total Investments (Cost $103,028,511) (g)(h)		98.6%	104,610,666
	Other Assets in Excess of Liabilities		1.4	1,523,783
	Net Assets		100.0%	$106,134,449

  MTN  Medium Term Note.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Capital appreciation bond.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2016.

  (d)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of December 31, 2016.

  (e)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (f)  Rate shown is the yield to maturity at December 31, 2016.

  (g)  Securities are available for collateral in connection with open futures contracts and swap agreements.

  (h)  At December 31, 2016, the aggregate cost for federal income tax purposes is $103,250,553. The aggregate gross unrealized appreciation is $3,095,430 and the aggregate gross unrealized depreciation is $1,735,317 resulting in net unrealized appreciation of $1,360,113.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2016:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
48	Long	U.S. Treasury 2 yr. Note,
		Mar-17	$10,401,000	$(2,141)
55	Long	U.S. Treasury 5 yr. Note, Mar-17	6,471,523	(5,047)
12	Long	U.S. Treasury Long Bond, Mar-17	1,807,875	15,727
7	Long	U.S. Treasury Ultra Bond, Mar-17	1,121,750	9,688
9	Short	U.S. Treasury 10 yr. Ultra Long Bond, Mar-17	(1,206,562)	(14,094)
52	Short	U.S. Treasury 10 yr. Note, Mar-17	(6,462,625)	11,875
Net Unrealized Appreciation				$16,008

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT DECEMBER 31, 2016:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(Unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$845	1.00%	3/20/19	$(31,578)	$16,217	$(15,361)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.27	Buy	2,075	5.00	12/20/21	(45,182)	(86,447)	(131,629)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.27	Buy	5,000	1.00	12/20/21	(14,361)	(62,864)	(77,225)	NR
Total Credit Default Swaps		$7,920			$(91,121)	$(133,094)	$(224,215)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ December 31, 2016 (continued)

INTEREST RATE SWAP AGREEMENTS OPEN AT DECEMBER 31, 2016:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co., LLC*	2,650	3 Month LIBOR	Receive	1.86%	12/08/21	$10,727
Morgan Stanley & Co., LLC*	1,425	3 Month LIBOR	Receive	2.28	12/08/26	6,709
Morgan Stanley & Co., LLC*	5,897	3 Month LIBOR	Receive	2.48	12/21/26	(71,996)
Net Unrealized Depreciation						$(54,560)

  LIBOR  London Interbank Offered Rate.

  NR  Not rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LONG TERM CREDIT ANALYSIS+ (unaudited)
AAA	1.4%
AA	7.0
A	40.4
BBB	42.9
BB	3.1
B or Below	1.1
Not Rated	4.0
	100.0	%++

+  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

++  Does not include open long/short futures contracts with an underlying face amount of $27,471,335 with net unrealized appreciation of $16,008. Does not include open swap agreements with net unrealized depreciation of $145,681.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2016

NUMBER OF SHARES		VALUE
	Common Stocks (98.0%) Denmark (2.3%)
	Pharmaceuticals
18,683	Novo Nordisk A/S, Series B	$673,778
	France (16.8%)
	Aerospace & Defense
11,378	Airbus Group SE	752,638
	Banks
12,815	BNP Paribas SA	816,802
	Electrical Equipment
12,122	Schneider Electric SE	843,579
	Hotels, Restaurants & Leisure
14,367	Accor SA	535,823
	Insurance
33,569	AXA SA	847,544
	Media
8,959	Publicis Groupe SA	618,182
	Multi-Utilities
34,520	Suez	509,270
	Total France	4,923,838
	Germany (12.5%)
	Auto Components
2,197	Continental AG	424,838
	Automobiles
8,639	Daimler AG (Registered)	643,117
	Health Care Providers & Services
10,212	Fresenius SE & Co., KGaA	798,270
	Industrial Conglomerates
7,722	Siemens AG (Registered)	949,417
	Software
9,777	SAP SE	852,261
	Total Germany	3,667,903
	Ireland (2.7%)
	Construction Materials
22,425	CRH PLC	777,925
NUMBER OF SHARES		VALUE
	Italy (1.4%)
	Capital Markets
25,339	Azimut Holding SpA	$423,036
	Netherlands (12.4%)
	Banks
53,189	ING Groep N.V.	748,578
	Diversified Telecommunication Services
189,872	Koninklijke KPN N.V.	562,431
	Personal Products
18,333	Unilever N.V. CVA	754,851
	Professional Services
46,622	RELX N.V.	784,736
	Semiconductors & Semiconductor Equipment
6,857	ASML Holding N.V.	769,802
	Total Netherlands	3,620,398
	Spain (2.3%)
	Information Technology Services
14,664	Amadeus IT Holding SA, Class A	666,375
	Sweden (1.7%)
	Machinery
42,755	Volvo AB, Class B	499,323
	Switzerland (15.9%)
	Food Products
19,627	Nestle SA (Registered)	1,407,986
	Insurance
2,713	Zurich Insurance Group AG (a)	747,054
	Pharmaceuticals
14,447	Novartis AG (Registered)	1,051,284
4,720	Roche Holding AG (Genusschein)	1,078,142
		2,129,426

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ December 31, 2016 continued

NUMBER OF SHARES		VALUE
	Textiles, Apparel & Luxury Goods
1,234	Swatch Group AG (The)	$383,785
	Total Switzerland	4,668,251
	United Kingdom (30.0%)
	Banks
236,341	Barclays PLC	650,835
734,988	Lloyds Banking Group PLC	566,215
		1,217,050
	Diversified Telecommunication Services
110,406	BT Group PLC	499,220
	Household Products
9,529	Reckitt Benckiser Group PLC	808,660
	Insurance
47,485	Prudential PLC	952,421
	Oil, Gas & Consumable Fuels
180,083	BP PLC	1,130,977
37,573	Royal Dutch Shell PLC, Class A	1,038,389
		2,169,366
	Pharmaceuticals
35,363	GlaxoSmithKline PLC	680,741
	Tobacco
17,046	British American Tobacco PLC	970,861
16,414	Imperial Brands PLC	716,599
		1,687,460
	Wireless Telecommunication Services
306,990	Vodafone Group PLC	756,101
	Total United Kingdom	8,771,019
	Total Common Stocks (Cost $22,900,173)	28,691,846
NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (1.7%)
	Investment Company
501	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 8) (Cost $500,504)	$500,504
Total Investments (Cost $23,400,677) (b)	99.7%	29,192,350
Other Assets in Excess of Liabilities	0.3	98,252
Net Assets	100.0%	$29,290,602

    Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Portfolio's prospectus and/or statement of additional information relating to geographic classifications.

  CVA  Certificaten Van Aandelen.

  (a)  Non-income producing security.

  (b)  At December 31, 2016, the aggregate cost for federal income tax purposes is $23,781,533. The aggregate gross unrealized appreciation is $7,313,087 and the aggregate gross unrealized depreciation is $1,902,270 resulting in net unrealized appreciation of $5,410,817.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ December 31, 2016

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$3,483,945	11.9%
Banks	2,782,430	9.5
Insurance	2,547,019	8.7
Oil, Gas & Consumable Fuels	2,169,366	7.4
Tobacco	1,687,460	5.8
Food Products	1,407,986	4.8
Diversified Telecommunication Services	1,061,651	3.6
Industrial Conglomerates	949,417	3.3
Software	852,261	2.9
Electrical Equipment	843,579	2.9
Household Products	808,660	2.8
Health Care Providers & Services	798,270	2.7
Professional Services	784,736	2.7
Construction Materials	777,925	2.7
Semiconductors & Semiconductor Equipment	769,802	2.6
INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Wireless Telecommunication Services	$756,101	2.6%
Personal Products	754,851	2.6
Aerospace & Defense	752,638	2.6
Information Technology Services	666,375	2.3
Automobiles	643,117	2.2
Media	618,182	2.1
Hotels, Restaurants & Leisure	535,823	1.8
Multi-Utilities	509,270	1.8
Investment Company	500,504	1.7
Machinery	499,323	1.7
Auto Components	424,838	1.5
Capital Markets	423,036	1.5
Textiles, Apparel & Luxury Goods	383,785	1.3
	$29,192,350	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2016

NUMBER OF SHARES		VALUE
	Common Stocks (90.7%)
	Aerospace & Defense (3.5%)
65,214	United Technologies Corp.	$7,148,759
	Automobiles (5.3%)
50,236	Tesla Motors, Inc. (a)(b)	10,734,931
	Biotechnology (0.6%)
10,293	Alnylam Pharmaceuticals, Inc. (b)	385,370
24,785	Intrexon Corp. (a)(b)	602,275
11,842	Juno Therapeutics, Inc. (a)(b)	223,222
		1,210,867
	Capital Markets (4.3%)
81,068	S&P Global, Inc.	8,718,053
	Health Care Equipment & Supplies (4.6%)
14,720	Intuitive Surgical, Inc. (b)	9,334,982
	Health Care Technology (5.6%)
107,843	athenahealth, Inc. (b)	11,341,848
	Hotels, Restaurants & Leisure (2.9%)
163,805	Shake Shack, Inc., Class A (a)(b)	5,862,581
	Information Technology Services (7.6%)
92,732	Mastercard, Inc., Class A	9,574,579
74,760	Visa, Inc., Class A	5,832,775
		15,407,354
	Internet & Direct Marketing Retail (12.0%)
23,695	Amazon.com, Inc. (b)	17,768,170
4,582	Priceline Group, Inc. (The) (Netherlands) (b)	6,717,487
		24,485,657
NUMBER OF SHARES		VALUE
	Internet Software & Services (19.2%)
31,886	Alibaba Group Holding Ltd. ADR (China) (b)	$2,799,910
16,704	Alphabet, Inc., Class C (b)	12,892,481
140,112	Facebook, Inc., Class A (b)	16,119,885
114,200	Tencent Holdings Ltd. (China) (c)	2,793,699
272,699	Twitter, Inc. (b)	4,444,994
		39,050,969
	Life Sciences Tools & Services (5.1%)
80,449	Illumina, Inc. (b)	10,300,690
	Semiconductors & Semiconductor Equipment (3.7%)
70,835	NVIDIA Corp.	7,560,928
	Software (16.3%)
25,013	Mobileye N.V. (b)	953,496
131,945	Salesforce.com, Inc. (b)	9,032,955
92,542	ServiceNow, Inc. (b)	6,879,572
120,788	Splunk, Inc. (b)	6,178,306
151,202	Workday, Inc., Class A (b)	9,992,940
		33,037,269
	Total Common Stocks (Cost $122,283,293)	184,194,888
	Preferred Stocks (6.0%)
	Electronic Equipment, Instruments & Components (0.2%)
18,954	Magic Leap, Series C (b)(d)(e)(f) (acquisition cost - $436,567; acquired 12/22/15)	424,190
	Hotels, Restaurants & Leisure (0.9%)
114,561	Blue Bottle Coffee, Inc., Series B (b)(d)(e)(f) (acquisition cost - $1,657,606; acquired 01/24/14)	1,891,402

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2016 continued

NUMBER OF SHARES		VALUE
	Internet & Direct Marketing Retail (3.4%)
42,717	Airbnb, Inc., Series D (b)(d)(e)(f) (acquisition cost - $1,739,139; acquired 04/16/14)	$4,489,130
50,711	Uber Technologies, Series G (b)(d)(e)(f) (acquisition cost - $2,473,289; acquired 12/03/15)	2,473,288
		6,962,418
	Life Sciences Tools & Services (1.3%)
627,809	10X Genomics, Inc., Series B (b)(d)(e)(f) (acquisition cost - $2,052,935; acquired 12/19/14)	2,523,792
	Software (0.2%)
141,612	Lookout, Inc., Series F (b)(d)(e)(f) (acquisition cost - $1,617,648; acquired 06/17/14)	433,333
	Total Preferred Stocks (Cost $9,977,184)	12,235,135
NOTIONAL AMOUNT
	Call Option Purchased (0.1%)
	Foreign Currency Option
26,721	USD/CNY May 2017 @ CNY $7.90, Royal Bank of Scotland (Cost $109,344)	99,724
NUMBER OF SHARES (000)		VALUE
	Short-Term Investments (6.2%) Securities held as Collateral on Loaned Securities (2.9%)
	Investment Company (2.3%)
4,722	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 8)	$4,722,261
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.6%)
$668	Merrill Lynch & Co., Inc. (0.81%, dated 12/30/16, due 01/03/17; proceeds $667,805; fully collateralized by Exchange Traded Funds; valued at $734,520)	667,745
445	Merrill Lynch & Co., Inc. (0.50%, dated 12/30/16, due 01/03/17; proceeds $445,188; fully collateralized by U.S. Government agency securities; 2.88% - 4.60% due 11/20/65 - 11/20/66; valued at $454,067)	445,164
89	Merrill Lynch & Co., Inc. (0.50%, dated 12/30/16, due 01/03/17; proceeds $89,038; fully collateralized by a U.S. Government obligation; 1.88% due 08/31/22; valued at $90,814)	89,033
		1,201,942
	Total Securities held as Collateral on Loaned Securities (Cost $5,924,203)	5,924,203

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ December 31, 2016 continued

NUMBER OF SHARES (000)		VALUE
	Investment Company (3.3%)
6,761	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 8) (Cost $6,760,809)	$6,760,809
	Total Short-Term Investments (Cost $12,685,012)	12,685,012
Total Investments (Cost $145,054,833) (g)	103.0%	209,214,759
Liabilities in Excess of Other Assets	(3.0)	(6,076,929)
Net Assets	100.0%	$203,137,830

ADR  American Depositary Receipt.

  (a)  All or a portion of this security was on loan at December 31, 2016.

  (b)  Non-income producing security.

  (c)  Security trades on the Hong Kong exchange.

  (d)  At December 31, 2016, the Portfolio held fair valued securities valued at $12,235,135, representing 6.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (e)  Illiquid security.

  (f)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at December 31, 2016, amounts to $12,235,135 and represents 6.0% of net assets.

  (g)  At December 31, 2016, the aggregate cost for federal income tax purposes is $146,407,889. The aggregate gross unrealized appreciation is $71,857,379 and the aggregate gross unrealized depreciation is $9,050,509 resulting in net unrealized appreciation of $62,806,870.

Currency Abbreviations:

  CNY  Chinese Yuan Renminbi.

  USD  United States Dollar.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Summary of Investments ■ December 31, 2016

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$39,050,969	19.2%
Software	33,470,602	16.5
Internet & Direct Marketing Retail	31,448,075	15.5
Information Technology Services	15,407,354	7.6
Life Sciences Tools & Services	12,824,482	6.3
Health Care Technology	11,341,848	5.6
Automobiles	10,734,931	5.3
Health Care Equipment & Supplies	9,334,982	4.6
Capital Markets	8,718,053	4.3
Hotels, Restaurants & Leisure	7,753,983	3.8
INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Semiconductors & Semiconductor Equipment	$7,560,928		3.7%
Aerospace & Defense	7,148,759		3.5
Investment Company	6,760,809		3.3
Biotechnology	1,210,867		0.6
Electronic Equipment, Instruments & Components	424,190		0.2
Other	99,724		0.0
	$203,290,556	+	100.0%

+  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
December 31, 2016

	Limited Duration	Income Plus	European Equity		Multi Cap Growth
Assets:
Investments in securities, at value*	$27,128,464	$101,604,431	$28,691,846		$197,731,689	(1)
Investment in affiliate, at value**	801,990	3,006,235	500,504		11,483,070
Total investments in securities, at value	27,930,454	104,610,666	29,192,350		209,214,759
Cash	—	3,535	26,686	(2)	9,409
Receivable for:
Interest	139,555	1,042,107	—		—
Shares of beneficial interest sold	45,044	510,851	1,982		125,933
Investments sold	—	155,241	—		—
Foreign withholding taxes reclaimed	—	—	122,955		—
Dividends	—	—	30,730		—
Premium paid on open swap agreements	—	16,217	—		—
Variation margin on open futures contracts	5,982	4,569	—		—
Dividends from affiliate	1,433	1,755	73		1,475
Prepaid expenses and other assets	3,197	9,461	4,727		16,795
Total Assets	28,125,665	106,354,402	29,379,503		209,368,371
Liabilities:
Collateral on securities loaned, at value	—	—	—		5,933,612
Unrealized depreciation on open swap agreements	—	31,578	—		—
Payable for:
Advisory fee	7,107	37,318	24,006		73,945
Shares of beneficial interest redeemed	15	37	5,550		79,517
Variation margin on open swap agreements	—	44,047	—		—
Investments purchased	—	—	—		41,865
Distribution fee (Class Y Shares)	4,681	11,015	1,215		9,244
Administration fee	1,904	7,142	1,958		13,986
Trustees' fees	1,690	6,161	1,766		11,240
Transfer agent fees	850	871	871		891
Accrued expenses and other payables	62,634	81,784	53,535		66,241
Total Liabilities	78,881	219,953	88,901		6,230,541
Net Assets	$28,046,784	$106,134,449	$29,290,602		$203,137,830
Composition of Net Assets:
Paid-in-capital	$36,360,869	$101,389,804	$31,213,814		$116,295,443
Net unrealized appreciation (depreciation)	147,983	1,452,482	5,783,538		64,159,926
Accumulated undistributed net investment income (net investment loss)	547,140	3,525,140	878,893		(22,062)
Accumulated net realized gain (loss)	(9,009,208)	(232,977)	(8,585,643)		22,704,523
Net Assets	$28,046,784	$106,134,449	$29,290,602		$203,137,830
* Cost	$26,974,260	$99,997,532	$22,900,173		$133,571,763
** Affiliated Cost	$803,961	$3,030,979	$500,504		$11,483,070
Class X Shares:
Net Assets	$5,935,262	$53,539,046	$23,471,578		$160,229,259
Shares Outstanding (unlimited shares authorized, $0.01 par value)	776,706	4,785,135	1,539,058		3,943,370
Net Asset Value Per Share	$7.64	$11.19	$15.25		$40.63
Class Y Shares:
Net Assets	$22,111,522	$52,595,403	$5,819,024		$42,908,571
Shares Outstanding (unlimited shares authorized, $0.01 par value)	2,897,585	4,711,615	382,233		1,087,659
Net Asset Value Per Share	$7.63	$11.16	$15.22		$39.45

(1)  Including securities loaned at value of $5,751,537.

(2)  Including foreign currency valued at $26,686 with a cost of $26,500.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2016

	Limited Duration	Income Plus	European Equity		Multi Cap Growth
Net Investment Income:
Income
Interest	$747,366	$4,752,092	$—		$—
Dividends†	—	—	1,223,561		700,883
Income from securities loaned - net	—	—	14,783		510,603
Interest and dividends from affiliates (Note 8)	5,280	32,576	847		14,559
Total Income	752,646	4,784,668	1,239,191		1,226,045
†Net of foreign withholding taxes	—	—	114,887		—
Expenses
Advisory fee (Note 4)	89,775	467,203	273,779		907,267
Professional fees	107,430	113,212	93,937		102,953
Distribution fee (Class Y shares) (Note 5)	58,675	136,910	15,272		115,747
Administration fee (Note 4)	23,940	88,991	25,175		172,813
Shareholder reports and notices	8,775	17,960	6,864		32,818
Custodian fees	1,906	12,167	23,145		10,653
Transfer agent fees and expenses (Note 6)	3,821	3,891	3,897		3,947
Trustees' fees and expenses	2,772	3,367	2,414		3,802
Other	37,660	50,473	17,379		24,660
Total Expenses	334,754	894,174	461,862		1,374,660
Less: amounts waived	—	—	(105,263	)(3)	(3,235	)(3)
Less: reimbursement of custodian fees (Note 7)	(51,866)	(58,257)	(26,644)		(30,826)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 8)	(485)	(1,346)	(408)		(5,893)
Net Expenses	282,403	834,571	329,547		1,334,706
Net Investment Income (Loss)	470,243	3,950,097	909,644		(108,661)
Realized and Unrealized Gain (Loss):
Realized Gain (Loss) on:
Investments	850,652	369,567	50,546		22,941,703
Investments in affiliates (Note 8)	—	27,230	—		—
Futures contracts	(121,974)	(485,587)	—		—
Swap agreements	(10,512)	(92,754)	—		—
Foreign currency forward exchange contracts	—	(1,232)	—		—
Foreign currency translation	—	(1,486)	(26,085)		5,017
Net Realized Gain (Loss)	718,166	(184,262)	24,461		22,946,720
Change in Unrealized Appreciation (Depreciation) on:
Investments	278,711	4,067,482	(1,901,743)		(31,186,518)
Investments in affiliates (Note 8)	733	501	—		—
Futures contracts	(7,619)	30,375	—		—
Swap agreements	9,739	(328,294)	—		—
Foreign currency forward exchange contracts	—	(1,044)	—		—
Foreign currency translation	—	—	2,942		—
Net Change in Unrealized Appreciation (Depreciation)	281,564	3,769,020	(1,898,801)		(31,186,518)
Net Gain (Loss)	999,730	3,584,758	(1,874,340)		(8,239,798)
Net Increase (Decrease)	$1,469,973	$7,534,855	$(964,696)		$(8,348,459)

(3)  See Note 4.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Limited Duration		Income Plus
	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$470,243	$403,548	$3,950,097	$4,386,617
Net realized gain (loss)	718,166	(267,113)	(184,262)	2,251,772
Net change in unrealized appreciation (depreciation)	281,564	(221,323)	3,769,020	(9,093,907)
Net Increase (Decrease)	1,469,973	(84,888)	7,534,855	(2,455,518)
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(98,769)	(98,343)	(2,195,894)	(2,505,911)
Class Y shares	(286,780)	(270,785)	(1,968,336)	(2,354,828)
Net realized gain
Class X shares	—	—	(1,365,988)	(39,367)
Class Y shares	—	—	(1,324,001)	(39,986)
Total Dividends and Distributions	(385,549)	(369,128)	(6,854,219)	(4,940,092)
Net Increase (decrease) from transactions in shares of beneficial interest	(4,255,775)	(4,557,775)	(9,093,992)	(15,676,984)
Net Decrease	(3,171,351)	(5,011,791)	(8,413,356)	(23,072,594)
Net Assets:
Beginning of period	31,218,135	36,229,926	114,547,805	137,620,399
End of Period	$28,046,784	$31,218,135	$106,134,449	$114,547,805
Accumulated Undistributed Net Investment Income (Loss)	$547,140	$391,181	$3,525,140	$3,958,506

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$909,644	$918,033	$(108,661)	$(826,388)
Net realized gain (loss)	24,461	(640,093)	22,946,720	34,995,492
Net change in unrealized appreciation (depreciation)	(1,898,801)	(2,009,607)	(31,186,518)	(12,980,644)
Net Increase (Decrease)	(964,696)	(1,731,667)	(8,348,459)	21,188,460
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(747,146)	(1,678,581)	—	—
Class Y shares	(157,314)	(371,093)	—	—
Net realized gain
Class X shares	—	—	(27,887,923)	(34,189,702)
Class Y shares	—	—	(7,755,377)	(9,724,711)
Total Dividends and Distributions	(904,460)	(2,049,674)	(35,643,300)	(43,914,413)
Net Increase (decrease) from transactions in shares of beneficial interest	(3,964,224)	(3,495,957)	6,930,617	5,987,420
Net Decrease	(5,833,380)	(7,277,298)	(37,061,142)	(16,738,533)
Net Assets:
Beginning of period	35,123,982	42,401,280	240,198,972	256,937,505
End of Period	$29,290,602	$35,123,982	$203,137,830	$240,198,972
Accumulated Undistributed Net Investment Income (Loss)	$878,893	$899,844	$(22,062)	$(24,589)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Limited Duration		Income Plus
	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015
Class X Shares
Shares
Sold	25,123	17,458	60,941	63,543
Reinvestment of dividends and distributions	13,030	13,254	317,176	225,047
Redeemed	(179,486)	(179,494)	(759,941)	(868,465)
Net Increase (Decrease) - Class X	(141,333)	(148,782)	(381,824)	(579,875)
Amount
Sold	$190,388	$129,998	$699,340	$726,943
Reinvestment of dividends and distributions	98,769	98,343	3,561,882	2,545,278
Redeemed	(1,359,299)	(1,339,402)	(8,655,005)	(10,134,151)
Net Increase (Decrease) - Class X	$(1,070,142)	$(1,111,061)	$(4,393,783)	$(6,861,930)
Class Y Shares
Shares
Sold	65,366	67,574	151,270	110,252
Reinvestment of dividends and distributions	37,834	36,494	293,435	212,118
Redeemed	(524,599)	(565,994)	(858,057)	(1,076,090)
Net Increase (Decrease) - Class Y	(421,399)	(461,926)	(413,352)	(753,720)
Amount
Sold	$495,273	$500,857	$1,718,702	$1,244,640
Reinvestment of dividends and distributions	286,780	270,785	3,292,337	2,394,814
Redeemed	(3,967,686)	(4,218,356)	(9,711,248)	(12,454,508)
Net Increase (Decrease) - Class Y	$(3,185,633)	$(3,446,714)	$(4,700,209)	$(8,815,054)

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015	For The Year Ended December 31, 2016	For The Year Ended December 31, 2015
Class X Shares
Shares
Sold	37,160	21,761	28,421	21,260
Reinvestment of dividends and distributions	49,611	93,775	697,896	685,439
Redeemed	(306,282)	(251,158)	(520,195)	(554,126)
Net Increase (Decrease) - Class X	(219,511)	(135,622)	206,122	152,573
Amount
Sold	$572,744	$406,956	$1,331,784	$1,162,087
Reinvestment of dividends and distributions	747,146	1,678,581	27,887,923	34,189,702
Redeemed	(4,676,503)	(4,537,348)	(22,959,763)	(30,442,556)
Net Increase (Decrease) - Class X	$(3,356,613)	$(2,451,811)	$6,259,944	$4,909,233
Class Y Shares
Shares
Sold	4,655	10,839	15,945	11,357
Reinvestment of dividends and distributions	10,453	20,755	199,624	199,114
Redeemed	(54,254)	(87,907)	(180,778)	(173,537)
Net Increase (Decrease) - Class Y	(39,146)	(56,313)	34,791	36,934
Amount
Sold	$69,645	$194,060	$689,556	$610,883
Reinvestment of dividends and distributions	157,314	371,093	7,755,377	9,724,711
Redeemed	(834,570)	(1,609,299)	(7,774,260)	(9,257,407)
Net Increase (Decrease) - Class Y	$(607,611)	$(1,044,146)	$670,673	$1,078,187

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund applies investment company accounting and reporting guidance.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of four portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Limited Duration	May 4, 1999	European Equity	March 1, 1991
Income Plus	March 1, 1987	Multi Cap Growth	March 9, 1984

Each Portfolio is classified as diversified. On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). Each Portfolio currently offers two share classes — Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus

Seeks, as its primary objective, to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth

Seeks, as its primary objective, growth of capital through investments in common stocks of companies believed by the "Adviser" Morgan Stanley Investment Management Inc. to have potential for superior growth. As a secondary objective, the Portfolio seeks income but only when consistent with its primary objective.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (5) OTC swaps may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be value using the closing price provided by the clearinghouse or exchange; (6) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (8) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trustees. The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (9) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (10) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Included in Realized Gain (Loss) on Investments are proceeds from the one-time settlements of class action lawsuits involving the Limited Duration Portfolio's past holdings of $994,747, the impact of which, on the Portfolio's performance, is disclosed in the Financial Highlights.

C. Repurchase Agreements — Certain Portfolios may enter into repurchase agreements under which the Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Portfolio takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

E. Foreign Currency Translation and Foreign Investments — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Portfolios may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities, if any, are identified in the Portfolio of Investments.

G. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

H. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS	FINANCIAL	COLLATERAL		NET AMOUNT
PORTFOLIO	OF ASSETS AND LIABILITIES	INSTRUMENT	RECEIVED		(NOT LESS THAN $0)
Multi Cap Growth	$5,751,537 (a)	$—	$(5,751,537	)(b)(c)	$0

(a) Represents market value of loaned securities at period end.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

(b) The Portfolio received cash collateral of $5,933,612, of which $5,924,203 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of December 31, 2016, there was uninvested cash of $9,409, which is not reflected in the Portfolio of Investments.

(c) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB Accounting Standards Update No. 2014-11 ("ASU No. 2014-11"), "Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following tables display a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
PORTFOLIO	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Multi Cap Growth
Securities Lending Transactions
Common Stocks	$5,933,612	$—	$—	$—	$5,933,612
Total Borrowings	$5,933,612	$—	$—	$—	$5,933,612
Gross amount of recognized liabilities for securities lending transactions					$5,933,612

I. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

J. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

L. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of December 31, 2016.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

Investment Type	Level 1 Unadjusted Quoted prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$21,736,896	$—	$21,736,896
Asset-Backed Securities	—	2,722,955	—	2,722,955
Mortgages — Other	—	1,435,659	—	1,435,659
Commercial Mortgage-Backed Securities	—	892,619	—	892,619
Collateralized Mortgage Obligations — Agency Collateral Series	—	277,237	—	277,237
Sovereign	—	244,252	—	244,252
Agency Fixed Rate Mortgages	—	90,091	—	90,091
Total Fixed Income Securities	—	27,399,709	—	27,399,709
Short-Term Investments
U.S. Treasury Security	—	50,945	—	50,945
Investment Company	479,800	—	—	479,800
Total Short-Term Investments	479,800	50,945	—	530,745
Futures Contracts	1,437	—	—	1,437
Total Assets	481,237	27,450,654	—	27,931,891
Liabilities:
Futures Contracts	(5,687)	—	—	(5,687)
Total	$475,550	$27,450,654	$—	$27,926,204
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$98,970,794	$—	$98,970,794
Asset-Backed Securities	—	1,053,306	—	1,053,306
Variable Rate Senior Loan Interests	—	734,884	—	734,884
Sovereign	—	546,786	—	546,786
Total Fixed Income Securities	—	101,305,770	—	101,305,770
Short-Term Investments
U.S. Treasury Security	—	888,037	—	888,037
Investment Company	2,416,859	—	—	2,416,859
Total Short-Term Investments	2,416,859	888,037	—	3,304,896

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

Investment Type	Level 1 Unadjusted Quoted prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Futures Contracts	$37,290	$—	$—	$37,290
Interest Rate Swap Agreements	—	17,436	—	17,436
Total Assets	2,454,149	102,211,243	—	104,665,392
Liabilities:
Futures Contracts	(21,282)	—	—	(21,282)
Credit Default Swap Agreements	—	(91,121)	—	(91,121)
Interest Rate Swap Agreement	—	(71,996)	—	(71,996)
Total Liabilities	(21,282)	(163,117)	—	(184,399)
Total	$2,432,867	$102,048,126	$—	$104,480,993
European Equity
Assets:
Common Stocks
Aerospace & Defense	$752,638	$—	$—	$752,638
Auto Components	424,838	—	—	424,838
Automobiles	643,117	—	—	643,117
Banks	2,782,430	—	—	2,782,430
Capital Markets	423,036	—	—	423,036
Construction Materials	777,925	—	—	777,925
Diversified Telecommunication Services	1,061,651	—	—	1,061,651
Electrical Equipment	843,579	—	—	843,579
Food Products	1,407,986	—	—	1,407,986
Health Care Providers & Services	798,270	—	—	798,270
Hotels, Restaurants & Leisure	535,823	—	—	535,823
Household Products	808,660	—	—	808,660
Industrial Conglomerates	949,417	—	—	949,417
Information Technology Services	666,375	—	—	666,375
Insurance	2,547,019	—	—	2,547,019
Machinery	499,323	—	—	499,323
Media	618,182	—	—	618,182
Multi-Utilities	509,270	—	—	509,270
Oil, Gas & Consumable Fuels	2,169,366	—	—	2,169,366
Personal Products	754,851	—	—	754,851
Pharmaceuticals	3,483,945	—	—	3,483,945
Professional Services	784,736	—	—	784,736
Semiconductors & Semiconductor Equipment	769,802	—	—	769,802

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

Investment Type	Level 1 Unadjusted Quoted prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Software	$852,261	$—	$—	$852,261
Textiles, Apparel & Luxury Goods	383,785	—	—	383,785
Tobacco	1,687,460	—	—	1,687,460
Wireless Telecommunication Services	756,101	—	—	756,101
Total Common Stocks	28,691,846	—	—	28,691,846
Short-Term Investment
Investment Company	500,504	—	—	500,504
Total Assets	$29,192,350	$—	$—	$29,192,350
Multi Cap Growth
Assets:
Common Stocks
Aerospace & Defense	$7,148,759	$—	$—	$7,148,759
Automobiles	10,734,931	—	—	10,734,931
Biotechnology	1,210,867	—	—	1,210,867
Capital Markets	8,718,053	—	—	8,718,053
Health Care Equipment & Supplies	9,334,982	—	—	9,334,982
Health Care Technology	11,341,848	—	—	11,341,848
Hotels, Restaurants & Leisure	5,862,581	—	—	5,862,581
Information Technology Services	15,407,354	—	—	15,407,354
Internet & Direct Marketing Retail	24,485,657	—	—	24,485,657
Internet Software & Services	39,050,969	—	—	39,050,969
Life Sciences Tools & Services	10,300,690	—	—	10,300,690
Semiconductors & Semiconductor Equipment	7,560,928	—	—	7,560,928
Software	33,037,269	—	—	33,037,269
Total Common Stocks	184,194,888	—	—	184,194,888
Preferred Stocks	—	—	12,235,135	12,235,135
Call Option Purchased	—	99,724	—	99,724
Short-Term Investments
Investment Company	11,483,070	—	—	11,483,070
Repurchase Agreements	—	1,201,942	—	1,201,942
Total Short-Term Investments	11,483,070	1,201,942	—	12,685,012
Total Assets	$195,677,958	$1,301,666	$12,235,135	$209,214,759

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2016, securities transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2015 were valued using unadjusted quoted prices at December 31, 2016. At December 31, 2015, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. The values of the transfers were as follows:

EUROPEAN EQUITY
$24,738,320

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi Cap Growth
Preferred Stocks
Beginning Balance	$11,611,351
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	623,784
Realized gains (losses)	—
Ending Balance	$12,235,135
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016	$623,784

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The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Multi Cap Growth

	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Electronic Equipment, Instuments & Components
Preferred Stock	$424,190	Discounted Cash Flow	Weighted Average Cost of Capital	25.0%		27.0%		26.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	10.6	x	24.7	x	19.4	x	Increase
				Discount for Lack
			of Marketability	20.0%		20.0%		20.0%		Decrease
Hotels, Restaurants & Leisure
Preferred Stock	$1,891,402	Discounted Cash Flow	Weighted Average Cost of Capital	20.0%		22.0%		21.0%		Decrease
			Perpetual Growth Rate	2.5%		3.5%		3.0%		Increase
		Market Comparable	Enterprise Value/
		Companies	Revenue	1.9	x	5.5	x	3.2	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

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	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Internet & Direct Marketing Retail
Preferred Stocks	$4,489,130	Market Transaction Method	Precedent Transaction	$105.00		$105.00		$105.00		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.5%		17.5%		16.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	9.8	x	16.2	x	12.8	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease
	$2,473,288	Market Transaction Method	Precedent Transaction	$48.77		$48.77		$48.77		Increase
Life Sciences Tools & Services
Preferred Stock	$2,523,792	Discounted Cash Flow	Weighted Average Cost of Capital	27.5%		29.5%		28.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	1.9	x	4.1	x	2.7	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

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	Fair Value at December 31, 2016	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Software
Preferred Stock	$433,333	Discounted Cash Flow	Weighted Average Cost of Capital	19.0%		21.0%		20.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/ Revenue	4.8	x	6.6	x	5.0	x	Increase
			Discount for Lack of Marketability	20.0%		20.0%		20.0%		Decrease

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or

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segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that a Portfolio used during the period and their associated risks:

Options — With respect to options, certain Portfolios are subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price typically in exchange for a premium paid by a Portfolio. A Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase a Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed upon price typically in exchange for a premium received by a Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Foreign Currency Forward Exchange Contracts — In connection with their investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of

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currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

At December 31, 2016, the Portfolios did not have any outstanding foreign currency forward exchange contracts.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular

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futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with which a Portfolio has open positions in the futures contract.

Swaps — A Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the

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notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Portfolio's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability, respectively, in the Statements of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

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The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2016.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin on open futures contracts	$1,437	(d)	Variation margin on open futures contract	$(5,687	)(d)
Income Plus	Interest Rate Risk	Variation margin on open futures contracts	$37,290	(d)	Variation margin on open futures contracts	$(21,282	)(d)
	Credit Risk	Variation margin on open swap agreements	—		Variation margin on open swap agreements	(59,543	)(d)
		Unrealized appreciation on open swap agreement	—		Unrealized depreciation on open swap agreement	(31,578)
	Interest Rate Risk	Variation margin on open swap agreements	17,436	(d)	Variation margin on open swap agreements	(71,996	)(d)
			$54,726			$(184,399)
Multi Cap Growth	Currency Risk	Investments, at Value (Option Purchased)	$99,724	(e)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

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The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2016 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES
PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	OPTIONS PURCHASED(f)	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$(121,974)	$—	$—	$—
	Credit Risk	—	—	—	(10,512)
	Total	$(121,974)	$—	$—	$(10,512)
Income Plus	Interest Rate Risk	$(485,587)	$—	$—	$(2,063)
	Credit Risk	—	—	—	(90,691)
	Currency Risk	—	—	(1,232)	—
	Total	$(485,587)	$—	$(1,232)	$(92,754)
Multi Cap Growth	Currency Risk	$—	$(245,086)	$—	$—
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	OPTIONS PURCHASED(f)	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$(7,619)	$—	$—	$—
	Credit Risk	—	—	—	9,739
	Total	$(7,619)	$—	$—	$9,739
Income Plus	Interest Rate Risk	$30,375	$—	$—	$(54,560)
	Credit Risk	—	—	—	(273,734)
	Currency Risk	—	—	(1,044)	—
	Total	$30,375	$—	$(1,044)	$(328,294)
Multi Cap Growth	Currency Risk	$—	$(462,152)	$—	$—

(f)  Amounts are included in Investments in the Statements of Operations.

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At December 31, 2016, each Portfolio's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	DERIVATIVES(g)	ASSETS(h)		LIABILITIES(h)
Income Plus	Swap Agreement	$—		$31,578
Multi Cap Growth	Option Purchased	$99,724	(e)	$—

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

(g)  Excludes exchange traded derivatives.

(h)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Certain Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with their respective contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between a Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event a Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of a Portfolio's net liability may be delayed or denied.

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The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of December 31, 2016.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Multi Cap Growth	Royal Bank of Scotland	$99,724	$—	$—	$99,724
GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Income Plus	Barclays Bank PLC	$31,578	$—	$—	$31,578

For the year ended December 31, 2016, the average monthly amount outstanding for each derivative type is as follows:

Limited Duration:
Futures Contracts:
Average monthly original value	$7,319,400
Income Plus:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$419,331
Future Contracts:
Average monthly original value	$40,318,301
Swap Agreements:
Average monthly notional amount	$10,398,538
Multi Cap Growth:
Options Purchased:
Average monthly notional amount	32,854,198

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4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the year ended December 31, 2016, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.53% of the Portfolio's average daily net assets.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the year ended December 31, 2016, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

Under the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser provides European Equity Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of each Portfolio's average daily net assets.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse European Equity Portfolio so that total annual Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of

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such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, $105,263 of advisory fees were waived pursuant to this arrangement.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse Multi Cap Growth Portfolio so that total Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57%. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended December 31, 2016, $3,235 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

7. Custodian Fees

State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

In December 2015, the Fund's Custodian announced that it had identified inconsistencies in the way in which clients were invoiced for out-of-pocket expenses from 1998 until November 2015. The dollar amount

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difference between what was charged and what should have been charged, plus interest, was paid back to certain Portfolios in September 2016 as a reimbursement. The Custodian reimbursed certain Portfolios directly, which was recognized as a change in accounting estimate and was reflected as "Reimbursement of custodian fees" in the Statement of Operations. Pursuant to the expense limitations described in Note 4, certain Portfolios have experienced fee waivers and/or expense reimbursements during the current period. Accordingly, the reimbursement of out-of-pocket custodian expenses in the current period resulted in the reduction in the current period fee waivers and/or expense reimbursements.

8. Security Transactions and Transactions with Affiliates

For the year ended December 31, 2016, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES			OTHER
PORTFOLIO	PURCHASES	SALES		PURCHASES	SALES
Limited Duration	$—		$582,061	$6,346,454	$9,010,287
Income Plus	1,285,764	1,282,039		40,591,597	54,765,254
European Equity	—	—		6,836,914	10,891,017
Multi Cap Growth	—	—		89,380,396	114,339,756

Each Portfolio invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by each Portfolio are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by the Portfolio due to its investment in the Liquidity Funds.

A summary of each Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2016 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2015	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE DECEMBER 31, 2016
Limited Duration	$173,128	$8,951,818	$8,645,146	$1,184	$479,800
Income Plus	854,873	28,811,115	27,249,129	3,101	2,416,859
European Equity	416,469	6,916,698	6,832,663	847	500,504
Multi Cap Growth	21,360,718	74,796,130	84,673,778	14,559	11,483,070

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For the year ended December 31, 2016, advisory fees paid were reduced by the following relating to each Portfolio's investment in the Liquidity Funds:

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$485
Income Plus	1,346
European Equity	408
Multi Cap Growth	5,893

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, Multi Cap Growth Portfolio engaged in cross-trade sales of $430,437 which resulted in net realized losses of $41,931.

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2015	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE DECEMBER 31, 2016
Limited Duration	Metropolitan Life Global Funding I	$171,528	$149,930	$—	$—	$4,096	$322,190
Income Plus	MetLife, Inc.	962,005	614,120	(1,014,480)	27,230	29,475	589,376

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

At December 31, 2016, the accrued pension liability reflected as "Trustees' fees" in the Statements of Assets and Liabilities is as follows:

AGGREGATE PENSION LIABILITY
LIMITED DURATION	INCOME PLUS	EUROPEAN EQUITY	MULTI CAP GROWTH
$1,690	$6,161	$1,766	$11,240

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

9. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2016 remains subject to examination by taxing authorities.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2016 and 2015 was as follows:

	2016 DISTRIBUTIONS PAID FROM:		2015 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Limited Duration	$385,549	$—	$369,128	$—
Income Plus	4,164,323	2,689,896	4,860,741	79,353
European Equity	904,460	—	2,049,674	—
Multi Cap Growth	—	35,643,300	1,218,034	42,696,379

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, a net operating loss, book amortization of premium on debt securities and nondeductible expenses, resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2016:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Limited Duration	$71,265	$16,908,820	$(16,980,085)
Income Plus	(219,233)	219,233	—
European Equity	(26,135)	26,135	—
Multi Cap Growth	111,188	250,524	(361,712)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

At December 31, 2016, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Limited Duration	$551,050	$—
Income Plus	3,452,812	—
European Equity	882,962	—
Multi Cap Growth	—	24,057,579

At December 31, 2016, the following Portfolios had available for Federal income tax purposes unused short term and/or long term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)	LONG TERM LOSSES (NO EXPIRATION)
Income Plus	$7,544	$—
European Equity	767,923	—

In addition, At December 31, 2016, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2017	2018	TOTAL
Limited Duration	$8,980	$—	$8,980
European Equity	4,122	3,315	7,437

During the year ended December 31, 2016, the following Portfolios expired capital loss carryforwards for U.S. federal income tax purposes as follows:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$16,980,085

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

During the year ended December 31, 2016, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$622,822
European Equity	6,478

10. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolios. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

At December 31, 2016, European Equity Portfolio's investments in securities of issuers in the United Kingdom, France and Switzerland represented 30.0%, 16.8% and 15.9%, respectively, of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

11. Credit Facility

As of April 4, 2016, the Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "facility") with State Street. This facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or one month libor rate plus a spread. The facility also has a commitment fee of 0.25% per annum based on the unused portion of the facility. During the year ended December 31, 2016, the Porfolios did not have any borrowings under the facility.

12. Other

At December 31, 2016, certain Portfolios had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

PERCENTAGE OF OWNERSHIP
Limited Duration	96.6%
Income Plus	94.7
European Equity	93.0
Multi Cap Growth	95.1

13. Accounting Pronouncements:

In December 2016, FASB issued Accounting Standards update 2016-19 — Technical Corrections and Improvements ("ASU 2016-19"), which is effective for interim periods for all entities beginning after December 15, 2016. ASU 2016-19 includes an amendment to Topic 820, Fair Value Measurement, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance in that Topic. That amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. Although still evaluating the potential impacts of ASU 2016-19 to the Portfolio,

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ December 31, 2016 continued

management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the Portfolio's net assets or results of operations. Although still evaluating the potential impacts of the Investment Company Reporting Modernization to the Portfolio, management expects that the impact of the Portfolio's adoption will be limited to additional financial statement disclosures.

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Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(1)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
LIMITED DURATION
CLASS X SHARES
2012	$7.69	$0.12	$0.13	$0.25	$(0.23)	—	$(0.23)
2013	7.71	0.10	(0.07)	0.03	(0.20)	—	(0.20)
2014	7.54	0.08	0.01	0.09	(0.14)	—	(0.14)
2015	7.49	0.10	(0.11)	(0.01)	(0.10)	—	(0.10)
2016 (2)	7.38	0.13	0.24	0.37	(0.11)	—	(0.11)
CLASS Y SHARES
2012	7.67	0.10	0.13	0.23	(0.21)	—	(0.21)
2013	7.69	0.08	(0.07)	0.01	(0.18)	—	(0.18)
2014	7.52	0.06	—	0.06	(0.11)	—	(0.11)
2015	7.47	0.08	(0.10)	(0.02)	(0.08)	—	(0.08)
2016 (2)	7.37	0.11	0.24	0.35	(0.09)	—	(0.09)
INCOME PLUS CLASS X SHARES
2012	11.13	0.48	1.04	1.52	(0.68)	—	(0.68)
2013	11.97	0.45	(0.35)	0.10	(0.59)	—	(0.59)
2014	11.48	0.42	0.47	0.89	(0.51)	—	(0.51)
2015	11.86	0.42	(0.66)	(0.24)	(0.47)	$(0.01)	(0.48)
2016 (2)	11.14	0.42	0.37	0.79	(0.46)	(0.28)	(0.74)
CLASS Y SHARES
2012	11.09	0.45	1.04	1.49	(0.65)	—	(0.65)
2013	11.93	0.41	(0.33)	0.08	(0.56)	—	(0.56)
2014	11.45	0.39	0.45	0.84	(0.47)	—	(0.47)
2015	11.82	0.39	(0.64)	(0.25)	(0.44)	(0.01)	(0.45)
2016 (2)	11.12	0.39	0.35	0.74	(0.42)	(0.28)	(0.70)
EUROPEAN EQUITY CLASS X SHARES
2012	14.19	0.53	2.03	2.56	(0.43)	—	(0.43)
2013	16.32	0.42	3.95	4.37	(0.53)	—	(0.53)
2014	20.16	0.82	(2.61)	(1.79)	(0.48)	—	(0.48)
2015	17.89	0.41	(1.24)	(0.83)	(0.94)	—	(0.94)
2016 (3)	16.12	0.45	(0.87)	(0.42)	(0.45)	—	(0.45)
CLASS Y SHARES
2012	14.12	0.49	2.03	2.52	(0.38)	—	(0.38)
2013	16.26	0.33	3.98	4.31	(0.48)	—	(0.48)
2014	20.09	0.77	(2.60)	(1.83)	(0.43)	—	(0.43)
2015	17.83	0.37	(1.24)	(0.87)	(0.88)	—	(0.88)
2016 (3)	16.08	0.41	(0.87)	(0.46)	(0.40)	—	(0.40)

See Notes to Financial Statements

RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN(6)	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	REBATE FROM MORGAN STANLEY AFFILIATE	PORTFOLIO TURNOVER RATE
LIMITED DURATION
CLASS X SHARES
2012	$7.71	3.34%	$10,628	0.63	%(7)	1.52	%(7)	0.00	%(5)	58%
2013	7.54	0.39	9,346	0.75	(7)	1.27	(7)	0.00	(5)	53
2014	7.49	1.13	7,986	0.80	(7)	1.09	(7)	0.00	(5)	51
2015	7.38	(0.16)	6,773	0.94	(7)	1.38	(7)	0.00	(5)	39
2016	(2)	7.64	5.09	(12)	5,935	0.75	(7)(8)	1.77	(7)(8)	0.00	(5)	22
CLASS Y SHARES
2012	7.69	3.05	38,736	0.88	(7)	1.27	(7)	0.00	(5)	58
2013	7.52	0.09	32,974	1.00	(7)	1.02	(7)	0.00	(5)	53
2014	7.47	0.84	28,244	1.05	(7)	0.84	(7)	0.00	(5)	51
2015	7.37	(0.32)	24,445	1.19	(7)	1.13	(7)	0.00	(5)	39
2016	(2)	7.63	4.80	(12)	22,112	1.00	(7)(8)	1.52	(7)(8)	0.00	(5)	22
INCOME PLUS CLASS X SHARES
2012	11.97	14.09	86,765	0.61	(7)	4.14	(7)	0.00	(5)	68
2013	11.48	1.03	73,998	0.62	(7)	3.82	(7)	0.00	(5)	55
2014	11.86	7.79	68,129	0.64	(7)	3.52	(7)	0.00	(5)	43
2015	11.14	(2.09)	57,579	0.68	(7)	3.56	(7)	0.00	(5)	44
2016	(2)	11.19	7.08	53,539	0.63	(7)(9)	3.67	(7)(9)	0.00	(5)	39
CLASS Y SHARES
2012	11.93	13.82	97,579	0.86	(7)	3.89	(7)	0.00	(5)	68
2013	11.45	0.81	82,429	0.87	(7)	3.57	(7)	0.00	(5)	55
2014	11.82	7.40	69,491	0.89	(7)	3.27	(7)	0.00	(5)	43
2015	11.12	(2.22)	56,969	0.93	(7)	3.31	(7)	0.00	(5)	44
2016	(2)	11.16	6.68	52,595	0.88	(7)(9)	3.42	(7)(9)	0.00	(5)	39
EUROPEAN EQUITY CLASS X SHARES
2012	16.32	18.51	40,141	1.00	(7)(10)	3.50	(7)(10)	0.00	(5)	11
2013	20.16	27.50	43,414	1.00	(7)(10)	2.32	(7)(10)	0.00	(5)	10
2014	17.89	(9.14)	33,884	1.00	(7)(10)	4.17	(7)(10)	0.00	(5)	21
2015	16.12	(5.17)	28,348	1.00	(7)(10)	2.29	(7)(10)	0.00	(5)	21
2016	(3)	15.25	(2.54)	23,472	1.00	(7)(10)	2.94	(7)(10)	0.00	(5)	22
CLASS Y SHARES
2012	16.26	18.16	11,773	1.25	(7)(10)	3.25	(7)(10)	0.00	(5)	11
2013	20.09	27.20	11,807	1.25	(7)(10)	2.07	(7)(10)	0.00	(5)	10
2014	17.83	(9.37)	8,518	1.25	(7)(10)	3.92	(7)(10)	0.00	(5)	21
2015	16.08	(5.39)	6,776	1.25	(7)(10)	2.04	(7)(10)	0.00	(5)	21
2016	(3)	15.22	(2.75)	5,819	1.25	(7)(10)	2.69	(7)(10)	0.00	(5)	22

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(1)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS X SHARES
2012	$37.31	$0.20	$4.40	$4.60	—	$(0.90)	$(0.90)
2013	41.01	(0.03)	20.55	20.52	(0.20)	(0.66)	(0.86)
2014	60.67	(0.06)	3.23	3.17	—	(7.79)	(7.79)
2015	56.05	(0.15)	4.86	4.71	—	(10.37)	(10.37)
2016 (3)	50.39	0.00 (4)	(1.85)	(1.85)	—	(7.91)	(7.91)
CLASS Y SHARES
2012	37.00	0.09	4.37	4.46	—	(0.90)	(0.90)
2013	40.56	(0.15)	20.32	20.17	(0.11)	(0.66)	(0.77)
2014	59.96	(0.20)	3.18	2.98	—	(7.79)	(7.79)
2015	55.15	(0.28)	4.78	4.50	—	(10.37)	(10.37)
2016 (3)	49.28	(0.11)	(1.81)	(1.92)	—	(7.91)	(7.91)

(1)  The per share amounts were computed using an average number of shares outstanding during the period.

(2)  Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Portfolio.

(3)  Refer to Note 7 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Portfolio. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(4)  Amount is less than $0.001.

(5)  Amount is less than 0.005%.

(6)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(7)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(8)  If the Portfolio had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	0.92%	1.60%
Class Y	1.17	1.35

(9)  If the Portfolio had not received the reimbursement from the custodian, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	0.68%	3.62%
Class Y	0.93	3.37

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(6)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS X SHARES
2012		$41.01	12.37%	$164,917	0.58	%(7)	0.48	%(7)	0.00	%(5)	44%
2013		60.67	50.76	223,689	0.57	(7)	(0.06	)(7)	0.00	(5)	34
2014		56.05	5.71	200,910	0.54	(7)	(0.11	)(7)	0.00	(5)	29
2015		50.39	8.60	188,317	0.57	(7)(11)	(0.27	)(7)(11)	0.00	(5)	34
2016	(3)	40.63	(3.41)	160,229	0.56	(7)(11)	0.01	(7)(11)	0.00	(5)	42
CLASS Y SHARES
2012		40.56	12.09	45,556	0.83	(7)	0.23	(7)	0.00	(5)	44
2013		59.96	50.37	72,135	0.82	(7)	(0.31	)(7)	0.00	(5)	34
2014		55.15	5.44	56,027	0.79	(7)	(0.36	)(7)	0.00	(5)	29
2015		49.28	8.34	51,882	0.82	(7)(11)	(0.52	)(7)(11)	0.00	(5)	34
2016	(3)	39.45	(3.65)	42,909	0.81	(7)(11)	(0.24	)(7)(11)	0.00	(5)	42

(10)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
December 31, 2016
Class X	1.42%	2.52%
Class Y	1.67	2.27
December 31, 2015
Class X	1.32	1.97
Class Y	1.57	1.72
December 31, 2014
Class X	1.26	3.91
Class Y	1.51	3.66
December 31, 2013
Class X	1.22	2.10
Class Y	1.47	1.85
December 31, 2012
Class X	1.22	3.28
Class Y	1.47	3.03

(11)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
December 31, 2016
Class X	0.58%	(0.01)%
Class Y	0.83	(0.26)
December 31, 2015
Class X	0.58	(0.28)
Class Y	0.83	(0.53)

(12)  Performance was positively impacted for Class X and Class Y Shares due to the receipt of proceeds from the settlement of class action suits involving the Portfolio's past holdings by approximately 3.28% and 3.40%, respectively. These were one time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class X and Class Y shares would have been approximately 1.81% and 1.40%, respectively.

Morgan Stanley Variable Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (comprising, respectively, Limited Duration, Income Plus, European Equity and Multi Cap Growth Portfolios) (collectively, the "Portfolios") as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Morgan Stanley Variable Investment Series at December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 17, 2017

Morgan Stanley Variable Investment Series

Results of Special Shareholder Meeting (unaudited)

On January 29, 2016, a Special Meeting of Shareholders of Money Market Portfolio (the "Portfolio") was held to consider and act upon a proposal to liquidate the Portfolio. The voting results were as follows:

Number of Shares
For	Against	Abstain
41,410,401	3,994,238	5,989,582

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (72) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (63) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (61) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999- December 2010); Director, The Victory Funds (February 2005- July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (67) c/o Johnson Smick International, Inc. 220 I Street, N.E. — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (74) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (58) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (56) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Management Director, JPMorgan Asset Management (2013-2016); President, JPMorgan Funds (2010-2013), Chief Administrative Officer, JPMorgan Funds (2004-2010), Treasurer, JPMorgan Funds (2003-2004, 2008-2010), and Vice President and Board Liaison, JPMorgan Funds (2001-2004); Managing Director, J.P. Morgan Investment Management Inc. (2001-2013); Vice President of Finance, Pierpont Group (1996-2001); Vice President, Bank of New York (1995-1996); Senior Audit Manager, Price Waterhouse, LLP (1982-1995).	91	None.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent (80) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (69) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (84) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Variable Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (53) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (51) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (49) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Variable Investment Series

Federal Tax Notice ■ December 31, 2016 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2016.

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

PORTFOLIO	AMOUNT
Income Plus	$2,689,896
Multi Cap Growth	35,643,300

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2016.

The European Equity Portfolio intends to pass through foreign tax credits of $66,234, and has derived income from sources within foreign countries amounting to $1,338,486.

Trustees
Frank L. Bowman	Michael F. Klein
Kathleen A. Dennis	Patricia Maleski
Nancy C. Everett	Michael E. Nugent
Jakki L. Haussler	Chair of the Board
Dr. Manuel H. Johnson	W. Allen Reed
Joseph J. Kearns	Fergus Reid
Officers
John H. Gernon President and Principal Executive Officer
Timothy J. Knierim Chief Compliance Officer
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel

Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser and Administrator

Perkins Coie LLP 30 Rockefeller Plaza New York, New York 10112	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Adviser (solely with respect to European Equity Portfolio)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINANN
1695019 EXP 2.28.18

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2016

	Registrant		Covered Entities(1)
Audit Fees	$186,406		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$16,500	(3)	$8,817,179	(4)
All Other Fees	$—		$227,300	(5)
Total Non-Audit Fees	$16,500		$9,044,479

Total	$202,906		$9,044,479

2015

	Registrant		Covered Entities(1)
Audit Fees	$218,008		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$19,500	(3)	$8,237,026	(4)
All Other Fees	$—		$212,000	(5)
Total Non-Audit Fees	$19,500		$8,449,026

Total	$237,508		$8,449,026

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
February 16, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 16, 2017